EXHIBIT 10.B.94



                           FOURTH AMENDED AND RESTATED
                                CREDIT AGREEMENT



                                  by and among

                        GREEN MOUNTAIN POWER CORPORATION,




                              FLEET NATIONAL BANK,

                                 SOVEREIGN BANK


                                       and


                              FLEET NATIONAL BANK,

                                    AS AGENT


                             _______________________
                             _______________________

                                   $30,000,000

                             _______________________
                             _______________________


                            Dated as of June 16, 2004

1.  DEFINITIONS     6
1.1    DEFINED  TERMS     6
1.2    OTHER  DEFINITIONAL  PROVISIONS     15
2.  AMOUNT  AND  TERMS  OF  LOANS  AND  LETTERS  OF  CREDIT     16
2.1    LOANS     16
2.2    LETTERS  OF  CREDIT     16
2.3    PROCEDURE  FOR  BORROWINGS     21
2.4    NOTES     22
2.5    REDUCTIONS  OF  THE  AGGREGATE  REVOLVING  CREDIT  COMMITMENTS     23
2.6    PREPAYMENTS  AND  PAYMENT  OF  LOANS     24
2.7    CONVERSION  OPTIONS     25
2.8    INTEREST  RATE  AND  PAYMENT  DATES  FOR  LOANS     25
2.9    SUBSTITUTED  INTEREST  RATE     26
2.10   ILLEGALITY     27
2.11   INCREASED  COSTS     27
2.12   INDEMNITY     28
2.13   USE  OF  PROCEEDS     29
2.14   CAPITAL  ADEQUACY     29
2.15   NOTICE  OF  COSTS:  SUBSTITUTION  OF  BANKS     29
2.16   CONVERSION  TO  TERM  LOANS     30
3.  FEES;  PAYMENTS     31
3.1    FACILITY  FEE     31
3.2    FEES  OF  THE  AGENT     31
3.3    COMPUTATION  OF  INTEREST  AND  FEES     31
3.4    PRO  RATA  TREATMENT  AND  APPLICATION  OF  PRINCIPAL  PAYMENTS     31
3.5    CLOSING  FEE     32
4.  REPRESENTATIONS  AND  WARRANTIES     32
4.1    SUBSIDIARY     32
4.2    CORPORATE  EXISTENCE  AND  POWER     32
4.3    CORPORATE  AUTHORITY     32
4.4    BINDING  AGREEMENT     33
4.5    LITIGATION     33
4.6    NON  CONFLICTING  AGREEMENTS     33
4.7    TAXES     33
4.8    FINANCIAL  STATEMENTS     34
4.9    COMPLIANCE  WITH  APPLICABLE  LAWS     34
4.10   GOVERNMENTAL  REGULATIONS     34
4.12   FEDERAL  RESERVE  REGULATIONS     35
4.13   NO  MISREPRESENTATION     35
4.14   PENSION  PLANS     35
4.15   PUBLIC  UTILITY  HOLDING  COMPANY  ACT     35
4.16   APPROVALS     35
4.17   RESERVED     36
4.18   NO  ADVERSE  CHANGE  OR  EVENT     36
5.  CONDITIONS  OF  BORROWING  -  FIRST  BORROWING  AND  EFFECTIVE  DATE
5.1    EVIDENCE  OF  CORPORATE  ACTION     36
5.2    REVOLVING  CREDIT  NOTES     36
5.3    RESERVED     36
5.4    OPINION  OF  COUNSEL  TO  THE  COMPANY     36
5.5    FEES     37
5.6    CONSENTS,  LICENSES     37
6.  CONDITIONS  OF  BORROWING  -  ALL  BORROWINGS     37
6.1    COMPLIANCE     37
6.2    LOAN  CLOSINGS     37
6.3    APPROVAL  OF  COUNSEL     37
6.4    BORROWING  REQUEST     37
6.5    OTHER  DOCUMENTS     37
7.  AFFIRMATIVE  COVENANTS     37
7.1    CORPORATE  EXISTENCE     38
7.2    TAXES     38
7.3    INSURANCE     38
7.4    PAYMENT  OF  INDEBTEDNESS  AND  PERFORMANCE  OF  OBLIGATIONS     38
7.5    OBSERVANCE  OF  LEGAL  REQUIREMENTS;  ERISA     38
7.6    FINANCIAL  STATEMENTS  AND  OTHER  INFORMATION     38
7.7    INSPECTION     38
8.  NEGATIVE  COVENANTS     38
8.1    FUNDED  DEBT     38
8.2    LIENS     38
8.3    MERGERS  AND  CONSOLIDATIONS     38
8.4    SALE  OF  PROPERTY     38
8.5    DIVIDENDS;  DISTRIBUTIONS     38
8.6    GUARANTIES     38
8.7    AMENDMENT  OF  CHARTER  OR  BY-LAWS     38
8.8    FUNDED  DEBT  TO  CAPITALIZATION  TEST     38
9.  EVENTS  OF  DEFAULT     38
10.  THE  AGENT     38
10.1   APPOINTMENT     38
10.2   DELEGATION  OF  DUTIES,  ETC.     38
10.3   INDEMNIFICATION     38
10.4   EXCULPATORY  PROVISIONS     38
10.5   AGENT  IN  ITS  INDIVIDUAL  CAPACITY     38
10.6   KNOWLEDGE  OF  DEFAULT     38
10.7   RESIGNATION  OF  AGENT     38
10.8   REQUESTS  TO  THE  AGENT     38
11.  NOTICES     38
11.1   MANNER  OF  DELIVERY     38
11.2   DISTRIBUTION  OF  COPIES     38
11.3   NOTICES  BY  THE  AGENT  OR  A  BANK     38
12.  RIGHT  OF  SET-OFF     38
13.  AMENDMENTS  WAIVERS  AND  CONSENTS     38
14.  OTHER  PROVISIONS     38
14.1   NO  WAIVER  OF  RIGHTS  BY  THE  BANKS     38
14.2   HEADINGS;  PLURALS     38
14.3   COUNTERPARTS     38
14.4   SEVERABILITY     38
14.5   INTEGRATION     38
14.6   SALES  AND  PARTICIPATIONS  IN  LOANS  AND NOTES, SUCCESSORS AND ASSIGNS,
SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES     38
14.7   APPLICABLE  LAW     38
14.8   INTEREST     38
14.9   ACCOUNTING  TERMS  AND  PRINCIPLES     38
14.10  WAIVER  OF  TRIAL  BY  JURY     38
14.11  CONSENT  TO  JURISDICTION     38
14.12  SERVICE  OF  PROCESS     38
14.13  NO  LIMITATION  ON  SERVICE  OR  SUIT     38
15.   OTHER  OBLIGATIONS  OF  THE  COMPANY     38
15.1   TAXES  AND  FEES     38
15.2   EXPENSES     38
15.3   INDEMNIFICATION     38
15.4   LOST  NOTES     38
15.5   TRANSITIONAL  ARRANGEMENTS     38
16.  EFFECTIVE  DATE     38
EXHIBIT  A  -  REVOLVING  CREDIT  COMMITMENTS     38
EXHIBIT  B  -  PRICING  GRID/FACILITY  FEE     38
SCHEDULE  I     38
SCHEDULE  II     38
EXHIBIT  C  -  FORM  OF  BORROWING  REQUEST     38
EXHIBIT  D  -  FORM  OF  REVOLVING  CREDIT  NOTES     38
GRID  -  REVOLVING  CREDIT  NOTE     38
EXHIBIT  E  -  FORM  OF  CONVERSION/CONTINUATION  REQUEST     38
EXHIBIT  F  -  SUBSIDIARIES     38
EXHIBIT  G  -  FORM  OF  OPINION  OF  COUNSEL  TO  COMPANY     38
EXHIBIT  H  -  FORM  OF  TERM  NOTES     38
GRID  -  TERM  NOTE     38
EXHIBIT  I  -  FORM  OF  TERM  LOAN  REQUEST     38

     79


                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
     This FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 16, 2004, among GREEN MOUNTAIN POWER CORPORATION, a Vermont corporation (the "Company"), the Signatory Banks hereto (each, a "Bank" and, collectively, the "Banks"), and FLEET NATIONAL BANK, as agent hereunder (in such capacity, the
"Agent") amends and restates in its entirety the Third Amended and Restated Credit Agreement dated of June 18, 2003(the "Credit Agreement").
The Company has requested that the Banks agree to certain amendments to the Credit Agreement and, subject to the terms and provisions hereof, the Banks are willing to so amend the Credit Agreement and to restate the Credit Agreement in its entirety, as follows:
1.  DEFINITIONS1.  DEFINITIONS.
---------------
     1.1  DEFINED  TERMS1.1  DEFINED  TERMS.  As  used  in this Agreement, terms
        ----------------
defined in the paragraphs above have the meanings therein indicated, and the following terms have the following meaning:
     "Accountants"  Deloitte  &  Touche  LLP,  or  such  other firm of certified
      -----------
public accountants of recognized national standing selected by the Company. "Additional First Mortgage Bonds": those first mortgage bonds as may have been
 ----------------------------------
or  as  may  be  approved  for issuance by the VPSB subsequent to June 19, 2002.
     "Affected  Loan":  as  defined  in  paragraph  2.9.
      --------------
     "Affected  Principal Amount":  (i) in the event that the Company shall fail
      --------------------------
for any reason to borrow a Loan constituting a LIBOR Loan after it shall have delivered a Borrowing Request to the Agent, an amount equal to the principal amount of such LIBOR Loan; (ii) in the event that the right of the Company to have a LIBOR Loan outstanding hereunder shall be suspended or shall terminate for any reason prior to the last day of the Interest Period applicable thereto, an amount equal to the principal amount of such LIBOR Loan; and (iii) in the event that the Company shall prepay or repay all or any part of the principal amount of a LIBOR Loan prior to the last day of the Interest Period applicable thereto, an amount equal to the principal amount so prepaid or repaid. "Affiliate": a Person that directly or indirectly, or through one or more
 ---------
intermediaries,  controls  or  is  controlled by or is under common control with
 ----
another Person.  The term "control" means possession, directly or indirectly, of
 --
the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
"Agent's  Fees":  as  defined  in  paragraph  3.2.
 -------------
     "Aggregate  Commitments":  the  sum  of  the  Aggregate  Revolving  Credit
      ----------------------
Commitments and the Aggregate Term Loan Commitments, each as in effect from time
      -
to  time.
"Aggregate  Revolving  Credit  Commitments":  the  sum  of  the Revolving Credit
 -----------------------------------------
Commitments  set  forth  in  Exhibit  A  as  the same may be reduced pursuant to
 ----                        ----------
paragraph  2.5.
 ----
"Aggregate Term Loan Commitments": the sum of the Term Loan Commitments, as in effect from time to time.
      "Agreement":  this  Fourth  Amended and Restated Credit Agreement, as same
       ---------
may be amended, supplemented or otherwise modified from time to time. "Alternate Base Rate": the higher of (a) the annual rate of interest publicly
 ---------------------
announced from time to time by the Agent at the Agent's head office as its "prime rate" and (b) one-half of one percent ( %) above the Federal Funds Effective Rate.
"Alternate  Base  Rate  Loans":  Loans  (or any portion thereof) at such time as
 ----------------------------
they  (or  such portions) are made or are being maintained at a rate of interest
 --
based  upon  the  Alternate  Base  Rate.
"Applicable  Lending  Office":  as  to  any  Bank,  such Bank's Domestic Lending
 ---------------------------
Office  or  LIBOR  Lending  Office,  as  the  case  may  be.
 ----
 "Applicable  Margin":  the rate per annum determined by reference to SCHEDULE I
  ------------------                                                  ----------
on  EXHIBIT B hereto based upon the Debt Rating of the Company; provided that if
    ---------
the Company has no Debt Rating, the Applicable Margin shall be the highest rate per annum (i.e., Pricing Level IV) applicable during the relevant period. "Authorized Signatory": the president, any vice president, the treasurer, the
 ---------------------
secretary, or any other duly authorized officer of the Company acceptable to Agent.
"Bank"  or  "Banks":  the signatory Banks to this Credit Agreement and any other
 -----------------
bank or lender that becomes a signatory hereto pursuant to paragraph 14.6. "Borrowing": (a) a borrowing of additional principal amounts pursuant to
 ---------
paragraph 2.3; or (b) a conversion of Revolving Credit Loans into Term Loans, in
 -----
each case consisting of simultaneous Loans of the same Type made by each Bank. "Borrowing Request": as defined in paragraph 2.3.
 ------------------
"Borrowing  Date":  (a) in respect of Revolving Credit Loans, any date specified
 ---------------
in a Borrowing Request delivered pursuant to paragraph 2.3 as a date on which the Company requests the Banks to make Loans hereunder, or (b) in respect of Term Loans, the Term Loan Conversion Date.
"Business  Day":  for all purposes other than as set forth in clause (ii) below,
 -------------
(i) any day other than a Saturday, Sunday or other day on which commercial banks located in New York City or Boston are authorized or required by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on
LIBOR Loans, any day other than a Saturday, Sunday, or other day on which commercial banks located in New York City or Boston are authorized or required to close under the laws applicable to commercial banks located in New York City or Boston and, if the applicable day relates to a LIBOR Loan or an interest period for a LIBOR Loan, the day on which dealings in dollar deposits are also carried on in the London interbank market and banks are open for business in London.
 "Code":  the  Internal  Revenue  Code  of 1986, as the same may be amended from
  ----
time  to  time,  or  any successor thereto, and the rules and regulations issued
  -
hereunder,  as  from  time  to  time  in  effect.
  -
"Commitments": in respect of each Bank, such Bank's Revolving Credit Commitment or Term Loan Commitment as then in effect.
"Commitment  Percentage":  as to any Bank, in respect of Revolving Credit Loans,
 ----------------------
the Revolving Credit Commitment Percentage, and, in respect of Term Loans, that percentage equal to the Term Loan Commitment of such Bank divided by the
Aggregate  Term  Loan  Commitments  of  all  Banks,  expressed  as a percentage.
 "Commonly Controlled Entity":  an entity, whether or not incorporated, which is
  --------------------------
under common control with the Company within the meaning of Section 414(b) or 414(c) of the Code.
"Consolidated":  the  Company  and  its  Subsidiaries  taken  as  a  whole.
 ------------
"Consolidated Net Worth": the means the aggregate of the capital stock and other
 ----------------------
equity accounts (including, without limitation, retained earnings and paid-in capital) of the Consolidated Company.
"Conversion/Continuation  Request":  as  defined  in  paragraph  2.7.
 --------------------------------
"Conversion  Date":  the date on which a Loan of one Type is converted to a Loan
 ----------------
of  another  Type  or  continued  as  a  Loan  of  the  same  Type.
"Debt  Rating":  the  public  debt  rating of the Company's First Mortgage Bonds
 ------------
according  to Standard & Poor's Corporation or Moody's Investor Service.  In the
 --
event of a split rating, the higher of the two ratings will apply, provided that if one rating is more than one notch above the other, than the rating to be used for the pricing grid will be one notch above the lower rating. In the event that neither Standard & Poor's Corporation nor Moody's Investor Service have a public debt rating for the Company, the Company shall be deemed to have no Debt Rating.
      "Designated  Documents":  the Company's annual report on Form 10-K for the
       ---------------------
fiscal year ending December 31, 2000, the Company's filing of Form 8-K dated January 5, 2001, the Company's filing of Form 8-K dated January 23, 2001, the Company's filing of Form 8-K dated January 26, 2001, the Company's filing of Form 8-K dated March 6, 2001, the Company's quarterly report on form 10-Q for fiscal quarter ending March 31, 2001, the Company's filing of Form 8-K dated April 25, 2001 and the Company's filing of Form 8-K dated May 2, 2001, and the Company's filing of form 8-K dated June 28, 2001, the Company's quarterly report on Form 10-Q dated August 10, 2001, the Company's filing of form 8-K dated August 15, 2001, the Company's quarterly report on form 10-Q dated November 13, 2001, the Company's filing of form SC 13 G/A dated February 12, 2002, the Company's filing of form 8-K dated March 7, 2002, the Company's filing of form 8-K dated March 25, 2002, the Company's filing of form U-3A-2 dated March 25, 2002, the Company's annual report on form 10-K dated March 25, 2002, the Company's quarterly report on form 10-Q dated May 6, 2002, the Company's filing of form 10-Q/A dated May 7, 2002, the Company's filing of form 8-K on May 20, 2002, the Company's filing of form 8-K on June 28, 2002, the Company's filing of form 8-K on July 17, 2002, the Company's filing of form 8-K on July 31, 2002, the Company's quarterly report on form 10-Q dated August 14, 2002, the Company's filing of form 8-K on August 14, 2002, the Company's quarterly report on form 10-Q dated November 13, 2002, the Company's filing of form 8-K on December 16, 2002, the Company's filing of form SC 13 G/A dated February 10, 2003, the Company's annual report on form 10-K dated March 24, 2003, the Company's filing of form 8-K on May 6, 2003, the Company's quarterly report on form 10-Q dated May 13, 2003, the Company's filing of form 8-K on July 11, 2003, the Company's quarterly report on form 10-Q dated August 11, 2003, the Company's quarterly report on form 10-Q dated November 1, 2003, the Company's filing of form 8-K on December 12, 2003, the Company's filing of form 8-K on December 22, 2003, the Company's annual report on form 10-K dated March 11, 2004, the Company's quarterly report on form 10-Q dated May 10, 2004, and the Company's filing of form 8-K on May 14, 2004.
     "Dollars"  and  "$":  dollars  in  lawful  currency of the United States of
      -------
America.
"Domestic  Lending  Office":  as  to any Bank, initially the office of such Bank
 -------------------------
designated  as  such  on  the  signature  page hereof, and thereafter such other
 -
office in the United States as reported by such Bank to the Agent, that shall be
 -
making  or  maintaining  Alternate  Base  Rate  Loans.
"Effective  Date":  as  defined  in  paragraph  16.
 ---------------
"Environmental  Law":  Any  and  all federal, state, local and foreign statutes,
 ------------------
laws,  regulations,  ordinances,  rules,  judgments,  orders,  decrees, permits,
 -
concessions,  grants,  franchises,  licenses,  agreements  or other governmental
 -
restrictions  relating  to the environment (but not including zoning and similar
 -
land use laws and regulations which have no Material Adverse Effect on the Company) or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.
"Environmental  Notice":  any summons, citation, directive, information request,
 ---------------------
notice of potential responsibility, notice of violation or deficiency, order, claim, complaint, investigation, proceeding, judgment, letter or other communication, written or oral, actual or threatened, from the United States Environmental Protection Agency or other federal, state or local agency or authority, or any other entity or individual, public or private, concerning any intentional or unintentional act or omission which involves management of hazardous substances or wastes on or off any property owned or leased by the Company or any Subsidiary or Affiliate of the Company; the imposition of any Lien on such property; and any alleged violation of or responsibility under Environmental Laws.
"ERISA":  the  Employee  Retirement Income Security Act of 1974, as amended from
 -----
time  to  time, and the rules and regulations issued thereunder, as from time to time  in  effect.
"Event  of  Default":  any of the events specified in paragraph 9, provided that
 ------------------
any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
"Federal  Funds Effective Rate":  for any day, the weighted average of the rates
 -----------------------------
on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published for the prior day by the Federal Reserve Bank of Boston.
"First  Mortgage Bonds":  (a) the Company's First Mortgage Bonds as set forth in
 ---------------------
the Company's 1997 Form 10-K filed on March 27, 1998 with the Securities and Exchange Commission; and (b) the Additional First Mortgage Bonds.
"FNB":  Fleet  National  Bank,  a  national  banking  association.
 ---
"Facility  Fee":  as  defined  in  paragraph  3.1.
 --------------
"Financial  Statements":  as  defined  in  paragraph  4.8.
 ---------------------
"Funded  Debt":  all  obligations  of the Company evidenced by bonds (including,
 ------------
without  limitation,  the  First  Mortgage  Bonds),  debentures,  notes or other
 -
similar  instruments  and  all  other  evidences  of indebtedness of the Company
 -
(including,  without  limitation,  Short-Term  Funded  Debt),  and  any  other
 -
instrument  or  arrangement  which  would be treated as indebtedness under GAAP,
 -
including,  without  limitation,  capitalized  leases  but  excluding  trade
 -
obligations  and  normal  accruals,  including accounts payable, in the ordinary
 -
course of business not yet due and payable, or with respect to which the Company
 -
is contesting in good faith the amount or validity thereof by appropriate proceedings and then only to the extent that the Company has set aside on its books adequate reserves therefor in accordance with GAAP and such contest does not have a Material Adverse Effect.
"Fronting  Fee":  as  defined  in  paragraph  2.2(j).
 -------------
"GAAP":  generally  accepted accounting principles from time to time followed by
 ----
companies engaged in a business similar to that of the Company, except as otherwise required by any applicable rules, regulations or orders of the VPSB, or other public regulatory authority having jurisdiction over the accounts of the Company; provided that the Company may at any time contest or controvert in good faith the validity or applicability to the Company of any such rule, regulation or order; and provided, further, that the federal income tax liability of the Company may be computed as if the Company were filing separate returns notwithstanding the fact that it may file consolidated returns as part of an affiliated group.
"Governmental  Body":  any  nation  or  government, any state or other political
 ------------------
subdivision  thereof,  any  entity  exercising executive, legislative, judicial,
 --
regulatory,  or  administrative functions, of, or pertaining to, government, and
 --
any  court  or  arbitrator.
"Interest  Payment  Date":  (a) as to any Alternate Base Rate Loan, the last day
 -----------------------
of each March, June, September and December commencing on the first such day to occur after such Loan is made or any LIBOR Loan is converted to an Alternate Base Rate Loan, and the date each Alternate Base Rate Loan is paid in full, (b) as to any LIBOR Loan in respect of which the Company has selected an Interest Period of one, two or three months, the last day of such Interest Period, and
(c) as to any LIBOR Loan having an Interest Period of six months, the last day and, in addition, the numerically corresponding day (or, if there is no numerically corresponding day, the last day) in the calendar month that is three months after the first day, of such Interest Period.
     "Interest  Period":
      ----------------
(a)  with  respect  to  any  LIBOR  Loan  comprising  the  same  Borrowing:
     (i) initially, the period commencing on, as the case may be, the Borrowing Date or a Conversion Date with respect to such LIBOR Loan, and ending one, two, three or six months thereafter, as selected by the Company in its irrevocable Borrowing Request as provided in paragraph 2.3, its irrevocable Conversion/Continuation Request as provided in paragraph 2.7, or its irrevocable Term Loan Request as provided in paragraph 2.16; and
(ii) thereafter, each period commencing on, as the case may be, the Borrowing Date or a Conversion Date with respect to such LIBOR Loan and ending one, two, three or six months thereafter, as selected by the Company in its irrevocable notice of conversion as provided in paragraph 2.7; and
     (b)  [Reserved]
(c) All of the foregoing provisions relating to Interest Periods set forth in paragraph (a) above are subject to the following:
     (i) if any Interest Period pertaining to a LIBOR Loan comprising the same Borrowing would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;
(ii)  if,  with respect to the conversion of any Loan, the Company shall fail to give due notice as provided in paragraph 2.7 for such Loan, such Loan shall be automatically converted to an Alternate Base Rate Loan upon the expiration of the Interest Period with respect thereto;
(iii) any Interest Period pertaining to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;
(iv) the Company shall select Interest Periods relating to LIBOR Loans so as not to have more than twelve different Interest Periods relating to LIBOR Loans outstanding at any one time; and
(v) the Company shall select Interest Periods pertaining to LIBOR Loans such that, on the date the mandatory repayment is required to be made under paragraph 2.6(b), the outstanding principal amount of all Alternate Base Rate Loans and LIBOR Loans with Interest Periods ending on the date of such payment shall equal the aggregate principal amount of the Loans required to be repaid on such date.
     "Letters  of  Credit":  letters of credit issued pursuant to paragraph 2.2.
      -------------------
"LIBOR":  as  applicable  to any LIBOR Loan, the rate per annum as determined on
 -----
the  basis  of  the  offered rates for deposits in U.S. Dollars, for a period of
 -
time  comparable to the Interest Period for such LIBOR Loan which appears on the
 -
Telerate (or its successor's) page 3750 as of 11:00 a.m. London time on the day that is two (2) Business Days (as such definition relates to LIBOR Loans) preceding the first day of such LIBOR Loan; provided, however, if the rate
                                                  -----------------
described above does not appear on the Telerate (or its successor's) system on any applicable interest determination date, LIBOR shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to the Interest Period for such LIBOR Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) Business Days (as such definition relates to LIBOR Loans) preceding the first day of such LIBOR Loan as selected by Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to Interest Period for such LIBOR Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two (2) Business Days (as such definition relates to LIBOR Loans) preceding the first day of such LIBOR Loan. In the event that
Agent is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage (as defined below) with respect to LIBOR deposits of member banks of the Federal Reserve System then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" shall mean the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D.
"LIBOR  Lending  Office":  as  to  any  Bank,  initially the office of such Bank
 ----------------------
designated  as  such  on  the  signature  page hereof, and thereafter such other
 ----
office  as  reported  by  such  Bank  to  the  Agent,  that  shall  be making or
 ----
maintaining  LIBOR  Loans.
 ----
"LIBOR  Loan":  Loans  (or  any  portions thereof) at such time as they (or such
 -----------
portions)  are  made or being maintained at a rate of interest based upon LIBOR.
 ---
"Lien":  any  mortgage,  pledge, hypothecation, assignment, deposit arrangement,
 ----
encumbrance,  lien  (statutory  or  other),  or  preference,  priority  or other
 -
security  agreement  or  security  interest  of  any  kind  or nature whatsoever
 -
(including,  without  limitation,  any conditional sale or other title retention
 -
agreement,  any financing lease having substantially the same economic effect as
 -
any  of  the  foregoing,  and  the  filing  of any financing statement under the
Uniform  Commercial  Code  or  comparable  law  of  any  jurisdiction).
"Loan Documents":  collectively, this Agreement, the Notes, and any document and
 --------------
instrument  executed  and/or  delivered  in  connection  herewith  or therewith.
"Loans":  collectively,  all  Revolving  Credit  Loans  and  Term  Loans.
 -----
"Majority  Banks":  either:  (a) at any time when there are fewer than three (3)
 ---------------
Banks party hereto, (i) at any time prior to the termination or expiration of the Commitments, Banks having at least 100% of the Aggregate Commitments; or
(ii) at any time upon or after the termination or expiration of the Commitments, Banks holding at least 100% of the outstanding Loans; or (b) at any time when there are three (3) or more Banks party hereto, (i) at any time prior to the termination or expiration of the Commitments, two or more Banks having at least 66 2/3% of the Aggregate Commitments; or (ii) at any time upon or after the termination or expiration of the Commitments, two or more Banks holding at least 66 2/3% of the outstanding Loans.
"Material  Adverse  Change":  a material adverse change in the business, assets,
 -------------------------
liabilities, condition (financial or otherwise), results of operations or business prospects of (a) the Company or (b) the Company and its Subsidiaries "taken as a whole" which would reasonably be expected to render the Company unable to perform its obligations under the Loan Documents. The term "Material Adverse Change" shall include, without limitation, any change in any law, regulation, treaty or directive or in the interpretation or application thereof by any Governmental Body, charged with the administration thereof or compliance by the Company with any request or directive from any Governmental Body, the result of which would have a Material Adverse Effect. The term "Material Adverse Change" shall also include, without limitation, the occurrence or failure to occur of any event, which occurrence or failure to occur has a Material Adverse Effect with respect to the Company.
"Material  Adverse  Effect":  (a) with respect to any Person (including, without
 --------------------------
limitation, the Company), any materially adverse effect on such Person's business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects, (b) with respect to a group of Persons "taken as a whole" (including, without limitation, the Company and its Subsidiaries), any materially adverse effect on such Persons' business, assets, liabilities, financial conditions, results of operations or business prospects taken as a whole on, where appropriate, a consolidated basis in accordance with GAAP, and
(c) with respect to any Loan Document, any adverse effect, WHETHER OR NOT MATERIAL on the binding nature, validity or enforceability thereof as an obligation of the Company.
"Maturity  Date":  the  earlier of (a) the Revolving Credit Termination Date, if
 --------------
each Revolving Credit Loan is not converted to a Term Loan pursuant to paragraph
 -
2.16, or (b) the date that is three hundred sixty-four (364) days following the Term Loan Conversion Date, if any Revolving Credit Loan is converted to a Term Loan pursuant to paragraph 2.16.
"Multiemployer  Plan":  a  Plan  which  is  a  multiemployer  plan as defined in
 -------------------
Section  4001  (a)(3)  of  ERISA.
 -----
"Notes":  collectively,  the  Revolving  Credit  Notes and the Term Notes, as in
 -----
effect  from  time  to  time.
 ---
"PBGC":  the  Pension  Benefit  Guaranty  Corporation  established  pursuant  to
 ----
Subtitle  A  of  Title  IV  of  ERISA,  or any Government Body succeeding to the
 ----
functions  thereof.
 ----
"Person":  an  individual,  partnership, corporation, limited liability company,
 ------
limited liability partnership, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Body or any other entity of whatever nature.
"Plan":  any  pension  plan which is covered by Title IV of ERISA and in respect
 ----
of which the Company or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.
"Property":  all  types  of  real,  personal,  tangible,  intangible  or  mixed
 --------
property.
 -------
"Regulation  D":  Regulation  D of the Board of Governors of the Federal Reserve
 -------------
System,  as  amended  from  time  to  time.
"Reportable Event":  any event described in Section 4043(b) of ERISA, other than
 ----------------
an event with respect to which the 30-day notice requirement has been waived. "Revolving Credit Commitment": in respect of any Bank, such Bank's undertaking
 ----------------------------
to make Revolving Credit Loans and Letters of Credit to the Company, subject to the terms and conditions hereof, in an aggregate outstanding principal amount equal to but not exceeding the amount set forth next to the name of such Bank on Exhibit Aunder the heading 'Revolving Credit Commitment', as the same may be
----------
reduced  pursuant  to  paragraph  2.5.
---
"Revolving  Credit  Commitment  Percentage":  as to any Bank, the percentage set
 -----------------------------------------
forth  opposite  the name of such Bank on Exhibit A under the heading "Revolving
 -                                        ---------
Credit  Commitment  Percentage".
"Revolving  Credit  Loans":  Loans  made  pursuant to paragraph 2.1 or paragraph
 ------------------------
2.2(a).
 --
"Revolving  Credit  Notes":  as  defined  in  paragraph  2.4.
 ------------------------
"Revolving  Credit  Termination  Date":  June  15,  2005.
 ------------------------------------
"Short-Term  Funded  Debt":  debt  with  initial maturities of less than one (1)
 ------------------------
year.
 --
"Special  Counsel":  Brown  Rudnick  Berlack  Israels  LLP,  or  such other firm
 ----------------
selected  by  the  Agent.
 -----
"Subsidiary":  any  corporation  a majority of the voting shares of which are at
 ----------
the time owned by the Company or by other subsidiaries of the Company or by the Company and other subsidiaries of the Company.
"Taxes":  any  present  or future income, stamp or other taxes, levies, imposts,
 -----
duties, fees, assessments, deductions, withholdings, or other like charges, now or hereafter imposed, levied, collected, withheld, or assessed by any Governmental Body.
"Term Loan Commitments": in respect of any Bank, such Bank's undertaking to make
 ----------------------
Term Loans pursuant to paragraph 2.16 of this Agreement in an aggregate principal amount equal to such Bank's Revolving Credit Commitment Percentage of the outstanding Revolving Credit Loans on the Revolving Credit Termination Date, as the same may be reduced from time to time or terminated pursuant to the provisions hereof.
"Term  Loan  Conversion  Date":  See  paragraph  2.16.
-----------------------------
"Term  Loan  Request":  See  paragraph  2.16.
---------------------
"Term  Notes":  See  paragraph  2.16.
-------------
 "Term  Out  Period": the period commencing on the Term Loan Conversion Date and
--------------------
ending  on  the  date  the  Term  Loans  are  fully  and  finally  paid.
"Total  Capitalization":  the  sum  of  (a)  all Consolidated Net Worth plus (b)
 ---------------------
Funded  Debt.
 ---
"Type":  Loans  made  hereunder  as Alternate Base Rate Loans or LIBOR Loans, as
 ----
the  case  may  be.
 -
 "VPSB":  the  Vermont  Public  Service  Board.
  ----
     1.1  OTHER  DEFINITIONAL  PROVISIONS1.2  OTHER  DEFINITIONAL  PROVISIONS.
        ---------------------------------
ii. All terms defined in this Agreement shall have the meanings given such terms herein when used in any certificate, opinion or other document made or delivered pursuant hereto or thereto, unless otherwise defined therein. All terms defined in this Agreement and not defined in paragraph 1.1 shall have the respective meanings given them in the text of this Agreement.
iii. As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Company not defined in paragraph 1.1, and accounting terms partly defined in paragraph 1.1, to the extent not defined, shall have the respective meanings given to them under  GAAP.
iv. The words "hereof", "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and paragraph, schedule and exhibit references, contained herein shall refer to paragraphs hereof or schedules or exhibits hereto unless otherwise expressly provided herein. The word "or" shall not be exclusive.
2.  AMOUNT AND TERMS OF LOANS AND LETTERS OF CREDIT2.  AMOUNT AND TERMS OF LOANS
---------------------------------------------------
AND  LETTERS  OF  CREDIT.
     1.2  LOANS2.1  LOANS.  Subject  to  the  terms  and  conditions  of  this
     ----------
Agreement,  each Bank severally agrees to (a) make Revolving Credit Loans to the
     ---
Company from time to time on and after the Effective Date to, but excluding, the Revolving Credit Termination Date; provided that the sum of the aggregate unpaid
                                   --------
principal amount of all Revolving Credit Loans made by or due to each Bank and such Bank's share of the aggregate outstanding face amount of all Letters of Credit at any one time shall not exceed an amount equal to such Bank's Revolving Credit Commitment; and provided further that the sum of the aggregate unpaid
                          -----------------
principal amount of the Revolving Credit Loans at any one time outstanding and the aggregate outstanding face amount of all Letters of Credit shall not exceed the lesser of (i) the Aggregate Revolving Credit Commitments and (ii) the aggregate outstanding principal balance of all Revolving Credit Loans and Letters of Credit permitted to be outstanding hereunder; and (b) at the election of the Company, and subject to the requirements of paragraph 2.16 below, convert the principal amount of the Revolving Credit Loans outstanding on the Revolving Credit Termination Date to Term Loans. During the period from the Effective Date to the Revolving Credit Termination Date, the Company may borrow, repay and reborrow Revolving Credit Loans hereunder, and may convert all or any part of the Revolving Credit Loans from one Type to another Type or continue all or any part of the Revolving Credit Loans as the same Type in accordance with and subject to the terms and provisions hereof. The Company may not reborrow Term Loans repaid hereunder, but may convert all or any part of the Term Loans from one Type to another Type or continue all or any part of the Term Loans as the same Type in accordance with and subject to the terms and provisions hereof.
     1.2  LETTERS  OF  CREDIT.2.2  LETTERS  OF  CREDIT
          --------------------
     (a)  Generally.  Subject  to  and  upon  the terms and conditions contained
          ---------
herein, at the request of Company, prior to the Revolving Credit Termination Date the Agent shall provide for one or more letters of credit in the aggregate amount not to exceed Three Million Dollars ($3,000,000.00) for the account of Company containing terms and conditions acceptable to Agent (the "Letters of Credit"). Any payments made by Agent in connection with the Letters of Credit shall constitute additional Revolving Credit Loans to Company pursuant to section 2.1 hereof and, any such Revolving Credit Loans shall, upon and following the Term Loan Conversion Date, constitute Term Loans. The Letters of Credit issued hereunder and all obligations in connection therewith shall be obligations hereunder and under the Notes.
     (b)  Fees.  In  addition  to  any  charges, fees or expenses charged by any
          ----
Agent in connection with the Letters of Credit, Company shall pay to Agent for the benefit of the Banks a letter of credit fee at a rate equal to the Applicable Margin per annum on the face amount of the Letters of Credit, payable in advance upon the issuance or renewal (including automatic renewals) of each such Letter of Credit and on each anniversary of the date of issuance for any Letter of Credit having a term in excess of one year (any such amount that is payable upon the issuance (or any anniversary thereof) or renewal of such Letter of Credit is to be pro-rated for the period from the date of such issuance or renewal through the expiration date of such Letter of Credit), except that Company shall pay to Agent for the benefit of the Banks such letter of credit fee, at Agent's option, without notice, at the Applicable Margin plus 2.0% per annum on the face amount of the Letters of Credit for the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing, such amount to be payable in arrears (to the extent not previously paid upon issuance or renewal) on the first day of each month for the immediately preceding month. Such letter of credit fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Company to pay such fee shall survive the termination or non-renewal of the Agreement. In the event that, prior to the expiration date of any Letter of Credit, the original of such Letter of Credit is returned to the Agent such that the Agent no longer has any obligation thereunder, the Banks shall credit the Company under this Agreement in an amount equal to that portion of the letter of credit fee that is attributable to the period from the date of such return to the date of such expiration.
     (c)  Availability.  No  Letters  of Credit shall be available unless on the
          ------------
date of the proposed issuance of any Letters of Credit, the principal of the outstanding Loans does not exceed the sum of: (i) the Aggregate Revolving Credit Commitments, less (ii) the face amount of all undrawn outstanding Letters of Credit, less (iii) the face amount of the proposed Letters of Credit. Except in the sole discretion of the Agent, no Letter of Credit shall be available unless its stated expiration date is prior to the Revolving Credit Termination Date. Effective on the issuance of each Letter of Credit, the maximum amount of Loans that the Company may request hereunder shall be reduced by the face amount of such Letter of Credit. Upon the occurrence of and during the continuation of an Event of Default, Company's right to request Letters of Credit and Agent's commitment to issue Letters of Credit shall terminate.
     (d)  Maximum.  Except  in  Banks' discretion, the amount of all outstanding
          -------
Loans and Letters of Credit shall not at any time exceed $30,000,000.00. At any time an Event of Default exists or has occurred and is continuing, or the Revolving Credit Termination Date has occurred but the Term Loan Conversion Date has not occurred, upon Agent's request, Company will either furnish cash collateral to secure the reimbursement obligations to the Agent in connection with any Letters of Credit or furnish cash collateral to Agent for the Letters of Credit in an amount equal to 105% of the aggregate face amount of such Letters of Credit.
     (e)  Indemnification.  Company  shall  indemnify  and  hold Agent and Banks
          ---------------
harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which Agent or Banks may suffer or incur in connection with any Letters of Credit and any documents, drafts or acceptances relating thereto, including any losses, claims, damages, liabilities, costs and expenses due to any action taken by any Agent or correspondent with respect to any Letters of Credit. Company assumes all risks with respect to the acts or omissions of the drawer under or beneficiary of any Letters of Credit and for such purposes the drawer or beneficiary shall be deemed Company's agent. Company assumes all risks for, and agrees to pay, all foreign, federal, state and local taxes, duties and levies relating to any goods subject to any Letters of Credit or any documents, drafts or acceptances thereunder. Company hereby releases and holds Agent and the Banks harmless from and against any acts, waivers, errors, delays or omissions, whether caused by Company, by any issuer or correspondent or otherwise with respect to or relating to any Letters of Credit (except to the extent arising from the gross negligence or willful misconduct on the part of the Agent or the Banks, as the case may be). The provisions of this Section 2.2(e) shall survive the payment of obligations and the termination or non-renewal of this Agreement.
     (f)  Credit.  Nothing  contained  herein  shall  be  deemed or construed to
          ------
grant Company any right or authority to pledge the credit of Agent or any Bank in any manner. Company shall be bound by any interpretation made in good faith by Agent or any Banks under or in connection with any Letter of Credit or any documents, drafts or acceptances thereunder, notwithstanding that such interpretation may be inconsistent with any instructions of Company. Agent shall have the sole and exclusive right and authority to, and Company shall not:
(i)  at  any  time an Event of Default exists or has occurred and is continuing,
(A) approve or resolve any questions of non-compliance of documents, (B) give any instructions as to acceptance or rejection of any documents or goods or (C) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders, and (ii) at all times, (A) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents, and (B) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, or docu-ments, drafts or acceptances thereunder. Agent may take such actions either in its own name or in Company's name.
     (g)  Correspondents.  Any  rights,  remedies, duties or obligations granted
          --------------
or undertaken by Company to Agent or any corre-spondent in any application for any Letter of Credit, or any other agreement in favor of Agent or any correspondent relating to any Letter of Credit, shall be deemed to have been granted or undertaken by Company to Agent. Any duties or obligations undertaken by Company to Agent or any correspondent in any application for any Letter of Credit, or any other agreement by Agent or any Bank in favor of Agent or any correspondent relating to any Letter of Credit, shall be deemed to have been undertaken  by  Company  to  Agent  and  Banks  and to apply in all re-spects to
Company.
     (h)  Conditions  Precedent.  Agent  shall  have  no obligation to issue any
          ---------------------
Letter of Credit hereunder unless and until all conditions precedent in Sections 5 and 6 hereof are satisfied.
     (i)  Events of Default.  Without limiting any of the rights and remedies of
          -----------------
the Agent or Banks hereunder or otherwise, upon the occurrence of an Event of Default, Agent may, at its option, without notice, (1) cease issuing or arranging for Letters of Credit or reduce the amounts of Letters of Credit available to Company and/or (2) terminate any commitment providing for any future Letters of Credit to be made available by Agent for Company. In addition to the foregoing, upon termination of the Agreement, Agent shall have no obligation or commitment to issue Letters of Credit.
     (j)  Fees; Reimbursement.  Company shall pay all charges, fees and expenses
          -------------------
reasonably incurred by Agent or charged by any Bank or Agent in connection with the Letters of Credit including without limitation a Fronting Fee payable to the Agent for its own behalf in the amount of one hundred twenty-five thousandths percent (0.125%) of the aggregate face amount of the Letters of Credit outstanding, which Fronting Fee shall be payable on the date of the issuance of each Letter of Credit and on the date of each renewal or anniversary of such issuance.
     (k)  Participations.
          ---------------
     (i) Prior to issuance by the Agent of any Letter of Credit, the Agent shall notify each Bank of the issuance thereof. Immediately upon the issuance by the Agent of any Letter of Credit, each Bank (other than the Agent) shall be deemed to have irrevocably and unconditionally purchased and received from the Agent, without recourse or warranty, an undivided interest and participation equal to the pro rata share of such Bank in all Letters of Credit and obligations arising in connection with such Letter of Credit and any security therefor or guaranty pertaining thereto, but in no event greater than an amount which, when added to such Bank's Revolving Credit Commitment with respect to Loans then outstanding, exceeds such Bank's Revolving Credit Commitment.
     (ii)  If  the  Agent  makes a payment on a Letter of Credit and the Company does not on such date repay or cause to be repaid the amount of such payment, the Agent shall promptly notify each Bank of such payment and each Bank shall promptly and unconditionally pay to Agent, in immediately available funds, the amount of such Bank's pro rata share of such payment. If a Bank does not make its pro rata share of the amount of such payment available to Agent, such Bank agrees to pay to Agent forthwith on demand such amount together with interest thereon at the Federal Funds Effective Rate. The failure of any Bank to make available to Agent such Bank's pro rata share shall not relieve any other Bank of its obligation hereunder to make available to Agent its pro rata share, but no Bank shall be responsible for the failure of any other Bank to make available to Agent its pro rata share on the date such payment is to be made.
     (iii) Whenever the Agent receives a payment on account of the Letters of Credit, including any interest thereon, as to which Agent has previously received payments from any Bank, the Agent shall promptly pay to each Bank which has funded its participating interest therein, in immediately available funds, an amount equal to such Bank's pro rata share thereof.
(iv) The obligation of each Bank to make payments to Agent in connection with any payment under a Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever (other than for the Agent's gross negligence or willful misconduct), and shall be made in accordance with the terms and conditions of this Agreement under all circumstances and irrespective of whether or not the Company may assert or have any claim for any lack of validity or unenforceability of this Agreement or any of the other Loan Documents; the existence of any Event of Default; any draft, certificate or other document presented under a Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or the existence of any setoff or defense the Company may have with respect to any of the Loans or Letters of Credit.
(v) Neither the Agent nor any of its respective officers, directors, employees or agents shall be liable to any Banks for any action taken or omitted to be taken under or in connection with any of the Letters of Credit except as a result of gross negligence or willful misconduct on the part thereof. The Agent does not assume any responsibility for any failure or delay in performance or breach by the Company or any other Person of any of its obligations under any of the Letters of Credit or any documents, instruments, or agreements executed or delivered in connection therewith. The Agent does not make to Banks any express or implied warranty, representation or guaranty with respect to the Letters of Credit or the Company. The Agent shall not be responsible to any Bank for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of or any of the Letters of Credit or any documents, instruments, or agreements executed or delivered in connection therewith; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of the Company. With respect to any claims by Banks, in connection with its administration of and enforcement of rights or remedies under any of the
Letters of Credit or any documents, instruments, or agreements executed or delivered in connection therewith, the Agent shall be entitled to act, and shall be fully protected in acting upon, any certification, notice or other communication in whatever form believed by the Agent, in good faith, to be genuine and correct and to have been signed or sent or made by a proper Person. With respect to any claims by Banks, the Agent may consult with and employ legal counsel, accountants and other experts and to advise it concerning its rights, powers and privileges under the Letters of Credit and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts. With respect to any claims by Banks, the Agent may employ agents and attorneys-in-fact in connection with any matter relating to the Letters of Credit and shall not be liable for the negligence, default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Agent shall not have any liability to any Bank by reason of the Agent's refraining to take any action under any of the Letters of Credit or any documents, instruments, or agreements executed or delivered in connection therewith without having first received written instructions from the Majority Banks to take such action. The Agent will use the same degree of care and skill in administering all matters concerning any Letters of Credit as it exercises in the administration of similar letters of credit issued by it in which no participations exist. The Agent shall be solely responsible for examining drawing documents presented with any drawing under any Letter of Credit in accordance with standards it applies to other Letters of Credit issued by it.
     (vi) Each Bank agrees to indemnify and defend Agent (to the extent the Agent is not reimbursed by Company, but without limiting the indemnification obligations of Company under this Agreement), on a pro rata basis, from and against any and all claims which may be imposed on, incurred by or asserted against Agent in any way related to or arising out of Agent's administration or enforcement of rights or remedies under any of the Letters of Credit or any of the transactions contemplated thereby (including costs and expenses which Company is obligated to pay hereunder), provided that no Bank shall be liable to Agent for any of the foregoing to the extent that they result solely from the Agent's willful misconduct or gross negligence.
     1.2  PROCEDURE  FOR  BORROWINGS2.3  PROCEDURE  FOR  BORROWINGS.
     -------------------------------
     The Company may effect a Borrowing of a Revolving Credit Loan on any Business Day occurring on or after the Effective Date by giving the Agent an irrevocable written notice of borrowing (each, a "Borrowing Request" in the form of Exhibit C) (which Borrowing Request must be received by the Agent (a) prior
    -----------
to 10:00 a.m., Boston time, three Business Days (or fewer days, if each Bank in its sole discretion agrees) prior to the requested Borrowing Date, if the Company is requesting that LIBOR Loans be made as part of such Borrowing, and
(b) prior to 10:00 a.m., Boston time, one Business Day prior to the requested Borrowing Date, if the Company is requesting that Alternate Base Rate Loans be made as part of such Borrowing), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether such Borrowing is to consist of LIBOR Loans, Alternate Base Rate Loans or a combination thereof, and (iv) if the Loans are to be LIBOR Loans, the length of the initial Interest Period for each thereof. Each Borrowing shall be in an aggregate principal amount equal to or greater than $500,000 or, if less, the undrawn balance of the Revolving Credit Commitments. The principal amount of each Bank's Revolving Credit Loan made on a Borrowing Date shall be in an amount equal to such Bank's Revolving Credit Commitment Percentage of the Revolving Credit Loans made on such Borrowing Date. Subject to the provisions of paragraphs 2.8 and 2.9, Loans may be Alternate Base Rate Loans or LIBOR Loans, or any combination thereof. Upon receipt of each Borrowing Request from the Company, the Agent shall promptly notify each Bank thereof (such notice to be promptly confirmed in writing). Each Bank will make the amount of its Revolving Credit Commitment Percentage of each Borrowing available to the Agent for the account of the Company at the office of the Agent set forth in paragraph 11.1, not later than 12:00 noon, Boston time on the Borrowing Date requested by the Company, in funds immediately available to the
Agent at such office. Amounts so made available to the Agent on a Borrowing Date will, subject to the satisfaction of the terms and conditions of this Agreement as determined by the Agent, be made immediately available on such date to the Company by the Agent at the office of the Agent specified in paragraph
11.1 by crediting the account of the Company on the books of such office with the aggregate of said amounts, in like funds as received by the Agent. Unless the Agent shall have received prior notice from a Bank (by telephone or otherwise, such notice to be promptly confirmed by telex, telecopy or other writing) that such Bank will not make available to the Agent such Bank's pro rata share of the Loans requested by the Company, the Agent may assume that such Bank has made such share available to the Agent on such Borrowing Date in accordance with this paragraph; provided that such Bank received notice of the proposed borrowing from the Agent, and the Agent may, in reliance upon such assumption, make available to the Company on such Borrowing Date a corresponding amount. If and to the extent such Bank shall not have so made such pro rata share available to the Agent on such Borrowing Date, such Bank shall pay to the Agent on demand (in addition to such Bank's pro rata share of the Loans to be funded on such Borrowing Date) an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times(ii) the amount of such Bank's
                                             -----
Revolving Credit Commitment Percentage of such Revolving Credit Loans, times(iii) a fraction, the numerator of which is the number of days that elapse from and including such Borrowing Date to the date on which the amount of such Bank's Revolving Credit Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is
365. Such Bank shall not be entitled to receive interest on its pro rata share of the Loans for any period prior to the date it actually funds its pro rata share. If and to the extent such Bank shall not have so made such pro rata share available to the Agent within three (3) days following such Borrowing Date (and if and to the extent Agent has funded Bank's pro rata share of the Loans), the Company shall pay to the Agent forthwith on demand (but without duplication) an amount equal to such Bank's Revolving Credit Commitment Percentage of such Revolving Credit Loans, together with interest thereon for each day from the date such amount is made available to the Company until the date such amount is paid to the Agent, at the applicable interest rate for such Revolving Credit Loans as set forth in paragraph 2.8. Such payment by the Company, however, shall  be  without  prejudice  to  its  rights  against  such  Bank.
     1.2  NOTES2.4  NOTES.
          -----
     (a) Revolving Credit Loans made by each Bank with respect to Alternate Base Rate Loans and LIBOR Loans shall be evidenced by a promissory note of the Company, substantially in the form of Exhibit D,all with appropriate insertions
                                       ----------
therein (as endorsed and as amended or otherwise modified from time to time, a "Revolving Credit Note" and, collectively, the "Revolving Credit Notes"),
 -----------------------                              -----------------------
payable to the order of such Bank and representing the obligation of the Company
 -----
to pay the aggregate unpaid principal amount of all Revolving Credit Loans made by such Bank, with interest thereon as prescribed or determined herein. Each Bank is hereby authorized to record the date and amount of each Revolving Credit Loan made by such Bank and the other information applicable thereto, and each payment or prepayment of principal of such Revolving Credit Loan, on the applicable grid (and any continuations thereof annexed to and constituting a part of its Revolving Credit Notes. No failure to so record or any error in so recording shall affect the obligation of the Company to repay such Revolving Credit Loans, with interest thereon, as herein provided. Each Revolving Credit Note shall (i) be dated the date the initial Loans are made, (ii) be stated to mature on the respective Revolving Credit Termination Date and (iii) bear interest for the period from and including the date thereof on the unpaid principal  amount  thereof  from  time  to  time  outstanding  at the applicable interest  rate  per  annum  determined  as  provided  herein.
     (b)  Term Notes.The Term Loans, if the Revolving Credit Loans are converted
          -----------
to Term Loans pursuant to paragraph 2.16, shall be evidenced by promissory notes of the Company, substantially in the form of Exhibit H, all with appropriate
                                                 ---------
insertions therein (as endorsed and as amended or otherwise modified from time to time, a "Term Note" and, collectively, the "Term Notes"), payable to the order of such Bank in the amount of such Bank's Term Commitment and representing the obligation of the Company to pay the aggregate unpaid principal amount of the Term Loan made by such Bank, with interest thereon as prescribed or determined herein. Each Bank is hereby authorized to record the date and amount of the Term Loan made by such Bank and the other information applicable thereto, and each payment or prepayment of principal of such Term Loan, on the applicable grid (and any continuations thereof annexed to and constituting a part of its Term Notes). No failure to so record or any error in so recording shall affect the obligation of the Company to repay such Term Loan, with interest thereon, as herein provided. Each Term Note shall (i) be dated the date of the Term Loan
Conversion Date, (ii) be stated to mature on the Maturity Date and (iii) bear interest for the period from and including the date thereof on the unpaid principal  amount  thereof  from  time  to  time  outstanding  at the applicable interest  rate  per  annum  determined  as  provided  herein.
     1.2  REDUCTIONS  OF  THE  AGGREGATE  REVOLVING  CREDIT  COMMITMENTS2.5
          --------------------------------------------------------------
REDUCTIONS  OF  THE  AGGREGATE  REVOLVING  CREDIT  COMMITMENTS.
     (d)  Voluntary  Reductions  of  Revolving  Credit  Commitments.
          ---------------------------------------------------------
During the period from the Effective Date to the Revolving Credit Termination Date the Company shall have the right, upon at least two Business Days' prior written notice to the Agent, to reduce permanently the Aggregate Revolving Credit Commitments in whole at any time, or in part from time to time, without premium or penalty, provided, however, that (A) each partial reduction of such Aggregate Revolving Credit Commitments shall be in an amount equal to at least $500,000 or such amount plus a whole multiple of $500,000, and (B) such Aggregate Revolving Credit Commitments shall not be reduced to an amount less than the aggregate principal balance of the Revolving Credit Loans outstanding on the date of such reduction (after giving effect to reductions in such balance made on such date).
     (d)  General.  Reductions  of  the  Aggregate  Revolving Credit Commitments
          -------
under clause (a) above shall reduce each Bank's Revolving Credit Commitment pro rata according to the Revolving Credit Commitment Percentage of such Bank. The Agent shall promptly notify each Bank of each reduction in the Aggregate Revolving Credit Commitments under clause (a) above upon its receipt of notice thereof, and remit to each Bank its pro rata share of any accompanying prepayments of the Revolving Credit Loans according to the outstanding principal balance of the Revolving Credit Loans. Simultaneously with each reduction of the Aggregate Revolving Credit Commitments under this paragraph 2.5, the Company shall prepay the Revolving Credit Loans in the amount, if any, by which the aggregate unpaid principal balance of the Revolving Credit Loans exceeds the amount of the Aggregate Revolving Credit Commitments as so reduced.
     If any prepayment is made under this paragraph 2.5 or paragraph 2.6 with respect to any LIBOR Loans (whether consisting of Term Loans or Revolving Credit Loans), in whole or in part, prior to the last day of the applicable Interest Period with respect thereto, the Company agrees that it shall indemnify the Banks in accordance with paragraph 2.12. After giving effect to any prepayment with respect to LIBOR Loans, no LIBOR Loans made (whether as a result of Borrowing or a conversion) on the same date and having the same Interest Period shall be outstanding in an aggregate principal amount of less than $500,000.
     1.2  PREPAYMENTS AND PAYMENT OF LOANS2.6  PREPAYMENTS AND PAYMENT OF LOANS.
          --------------------------------
v.     Voluntary  Prepayments.  The Company may, at its option, prepay Alternate
       ----------------------
Base Rate Loans or LIBOR Loans in whole or in part, without premium or penalty, subject to its obligation to indemnify provided in paragraph 2.12 (in the case of LIBOR Loans), at any time and from time to time upon at least one Business Day's prior irrevocable written notice to the Agent, specifying the amount to be prepaid, and the date and amount of prepayment. Upon receipt of such notice, the Agent shall promptly notify each Bank thereof. Any such notice shall be irrevocable and the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to the date of such payment on the amount being prepaid. Prepayments shall be in an aggregate principal amount of at least $500,000 (or at least $100,000, with respect to prepayments of Alternate Base Rate Loans) or, if less, the outstanding principal balance of the applicable Notes, provided, however, that after giving effect to any such prepayment, no LIBOR Loans made (whether as the result of Borrowing or a conversion) on the same date and having the same Interest Period shall be outstanding in an aggregate principal amount of less than $500,000.
     (e)  Mandatory  Repayment.  On  the  Revolving Credit Termination Date, (i)
          --------------------
the Company shall repay in full the aggregate principal balance of all Revolving Credit Loans outstanding on such date, together with accrued interest on such amount to such date and any Facility Fees, Closing Fees, Usage Fees, Agent's Fees, Fronting Fees, or other amounts owing hereunder with respect to the Letters of Credit, the Revolving Credit Loans or under the Revolving Credit Notes, provided that any Revolving Credit Loan converted to a Term Loan pursuant
       --------
to paragraph 2.16 shall be deemed payable on the Maturity Date; and (ii) with respect to any then-outstanding Letters of Credit will either furnish cash collateral to secure the reimbursement obligations to the Agent in connection with any Letters of Credit or furnish cash collateral to Agent for the Letters of Credit in an amount equal to 105% of the aggregate face amount of such Letters of Credit in accordance with Section 2.2(d) hereof.
     1.2  CONVERSION  OPTIONS2.7  CONVERSION  OPTIONS.
          -------------------
     (e)  Conversion  of  Loans.  The  Company  may  elect  from time to time to
          ---------------------
convert LIBOR Loans to Alternate Base Rate Loans by giving the Agent at least one Business Day's prior written notice of such election (a "Conversion/Continuation Request") (in substantially the form of the Conversion/Continuation Request attached hereto as Exhibit E), specifying the
                                                      ---------
amount to be so converted, provided, that any such conversion of LIBOR Loans shall only be made on the last day of the Interest Period applicable thereto. In addition, in the absence of an Event of Default, the Company may elect from time to time to convert Alternate Base Rate Loans to LIBOR Loans, by giving the Agent at least three Business Day's (or fewer days, if each Bank in its sole discretion agrees) prior irrevocable notice of such election, specifying the amount to be so converted and the Interest Period selected, provided that any such conversion of Alternate Base Rate Loans to LIBOR Loans shall only be made on a Business Day. In either case, the Conversion/Continuation Notice shall be substantially in the form of the Conversion/Continuation Request in the form of Exhibit E. The Agent shall promptly provide the Banks with notice of any such
----------
election. Loans may be converted pursuant to this paragraph 2.7, in whole or in part, provided that conversions of Alternate Base Rate Loans to LIBOR Loans or LIBOR Loans to Alternate Base Rate Loans shall each be in an aggregate principal amount of at least $500,000. After giving effect to any such conversion, no LIBOR Loans made (whether as the result of a borrowing or a conversion) on the same date and having the same Interest Period shall be outstanding in an aggregate  principal  amount  of  less  than  $500,000.
     (e)  Continuation  of Loans.  Any LIBOR Loans may be continued as such upon
          ---------------------
the expiration of any Interest Period with respect thereto by the Company's giving irrevocable written notice (in substantially the form of the Continuation/Conversion Request attached hereto as Exhibit E)to the Agent of its
                                                   ----------
intention to do so three Business Days (or fewer days, if each Bank in its sole discretion agrees) prior to the last day of such Interest Period, specifying the new Interest Period therefor, provided, however,that (i) if the Company shall
                                 --------  --------
fail to give notice as provided above, the relevant LIBOR Loan shall convert to an Alternate Base Rate Loan immediately upon the expiration of the then current Interest Period with respect thereto, (ii) any LIBOR Loans that are being continued as such shall be in an aggregate principal amount of at least $500,000 and (iii) no LIBOR Loans may be continued as such when any Event of Default has occurred and is continuing, but shall be automatically converted to an Alternate Base Rate Loan on the last day of the Interest Period with respect thereto during which the Agent obtained knowledge of such Event of Default. The Agent shall notify the Banks promptly upon obtaining knowledge that an automatic conversion will occur pursuant to clause (iii) hereof.
     1.2  INTEREST  RATE  AND  PAYMENT  DATES  FOR  LOANS2.8  INTEREST  RATE AND
          -----------------------------------------------
PAYMENT  DATES  FOR  LOANS.
     (e)  Interest  Rates  for  Loans  Prior  to  Maturity.  (i)  Loans  made as
          ------------------------------------------------
Alternate Base Rate Loans shall bear interest for the period from and including the date thereof, or, in the case of a Loan that has been converted from a LIBOR Loan, from the Conversion Date thereof, until maturity or until converted into LIBOR Loans, on the unpaid principal amount thereof at the Alternate Base Rate, and (ii) Loans made as LIBOR Loans shall bear interest for each Interest Period with respect thereto on the unpaid principal amount thereof at the sum of the applicable rate of interest per annum based on LIBOR for each such Interest Period plus the Applicable Margin. Any change in the Applicable Margin with
        ----
respect to any Loans (a) resulting from a change in the Debt Rating of the Company shall be effective as of the opening of business on the day of the change in the Debt Rating of the Company and (b) with respect to the occurrence of the Term Loan Conversion Date shall be effective as of the Term Loan Conversion Date.
(e)  Overdue  Amounts.  If  any amounts payable hereunder shall not be paid when
     ----------------
due (whether at the stated maturity thereof, by acceleration, notice of intention to prepay or otherwise), such overdue amounts shall bear interest payable on demand at a rate per annum equal to 2% above the (i) Alternate Base Rate for Alternate Base Rate Loans at such time from the date of such nonpayment until paid in full, and whether before or after the entry of any judgment thereon and (ii) sum of the applicable LIBOR plus the Applicable Margin for LIBOR Loans, from the date of such nonpayment until the end of the Interest Period with respect thereto and whether before or after the entry of any judgment thereon.
(e)  General.  Interest  on  the  Loans  shall  be  payable  in  arrears on each
     -------
Interest  Payment  Date and upon payment (including prepayment) in full thereof;
     --
provided, however, that after an Event of Default has occurred and is continuing, interest on all Loans shall be payable on demand made from time to time.
(e)  Interest  Rate Hedging.  The Company and each and every Bank, each in their
     ----------------------
individual discretion, may enter with each other into interest rate hedging agreements or instruments with respect to the Company's obligations under this Agreement.
     1.2  SUBSTITUTED INTEREST RATE2.9  SUBSTITUTED INTEREST RATE.  In the event
          -------------------------
that the Agent shall have reasonably determined in good faith (which determination shall be conclusive and binding upon the Company) that by reason of circumstances affecting the London interbank market, (i) either adequate and reasonable means do not exist for ascertaining the applicable LIBOR applicable pursuant to paragraph 2.8(a), or (ii) any Bank shall have notified the Agent that it has reasonably determined in good faith (which determination shall be conclusive and binding on the Company) that the applicable LIBOR will not adequately and fairly reflect the cost to such Bank of making or maintaining its funding of a LIBOR Loan with respect to (a) a proposed Loan that the Company has requested be made as a LIBOR Loan, or (b) a LIBOR Loan that will result from the requested conversion of any Loan into a LIBOR Loan (any such Loan being herein called an "Affected Loan"), the Agent shall promptly notify the Company and the Banks (by telephone or otherwise) of such determination no later than 10:00 a.m. (Boston time) one Business Day prior to the requested Borrowing Date for such Affected Loan, or the requested Conversion Date of such Loan, as the case may be. If the Agent shall give such notice, the Company may by no later than 11:00 a.m. (Boston time) on the same Business Day, (i) cancel the Borrowing Request and/or Continuation/Conversion Request with respect to such Affected Loan or request that such Affected Loan be made as an Alternate Base Rate Loan in accordance with paragraph 2.3 hereof or (ii) cancel its request to convert to an Affected Loan or request that any Loan that was to have been converted to an
Affected Loan be converted to an Alternate Base Rate Loan in accordance with paragraph 2.7 hereof. Until such notice has been withdrawn by the Agent (by notice to the Company promptly upon the Agent having been notified by such Bank that circumstances would no longer render any Loan an Affected Loan) no further Affected Loans shall be made and Company shall not have the right to convert any Loan to an Affected Loan.
1.2  ILLEGALITY2.10  ILLEGALITY.  Notwithstanding  any  provision  hereof to the
     ----------
contrary, if any change in any law, regulation, treaty or directive, or in the interpretation or application thereof, shall make it unlawful for any Bank to make or maintain LIBOR Loans as contemplated by this Agreement, (a) the commitment of such Bank hereunder to make LIBOR Loans or to convert Alternate Base Rate Loans to LIBOR Loans or to continue LIBOR Loans as such shall forthwith be suspended and (b) such Bank's Loans then outstanding as LIBOR Loans shall be converted to Alternate Base Rate Loans on the last day of the then current Interest Period applicable thereto, or within such earlier period as required by law. If the commitment of any Bank with respect to LIBOR Loans is suspended pursuant to this paragraph 2.10 and it shall once again become legal for such Bank to make or maintain its funding of LIBOR Loans, such Bank's commitment to make or maintain such LIBOR Loans shall be reinstated. Each Bank agrees to promptly notify the Company and the Agent upon learning of any change referred to above, as well as of any reinstatement of its ability to make and maintain LIBOR Loans as contemplated by this Agreement.
     1.2  INCREASED  COSTS2.11  INCREASED  COSTS.
          ----------------
     In the event that any change in any law, regulation, treaty or directive or in the interpretation or application thereof by any Governmental Body charged with the administration thereof or compliance by any Bank with any request or directive from any central bank or other Governmental Body (a "Regulatory Change"):
     (i) subjects any Bank to any tax of any kind whatsoever with respect to any LIBOR Loan or its obligations under this Agreement to make LIBOR Loans, or changes the basis of taxation of payments to such Bank of principal, interest or any other amount payable hereunder in respect of its LIBOR Loans (except for imposition of, or change in the rate of, tax on the overall net income of such
Bank);
(ii) imposes, modifies or makes applicable any reserve, special deposit, compulsory loan, assessment or similar requirement against assets held by, or deposits of, or advances or loans by, or other credit committed or extended by, or any other acquisition of funds by, any office of such Bank in respect of its LIBOR Loans which is not otherwise included in the determination of LIBOR; or
(iii) imposes on such Bank any other condition with respect to Loans hereunder, the Commitments, or Letters of Credit;
and the result of any of the foregoing is to increase the cost to such Bank of making, renewing, converting or maintaining its LIBOR Loans, or to reduce any amount receivable in respect of its LIBOR Loans, then, in any such case, the Company shall promptly pay to such Bank, upon its demand, any additional amounts necessary to compensate such Bank for such additional cost or reduction in such amount receivable. A statement setting forth the calculations of any additional amounts payable pursuant to the foregoing sentence submitted by a Bank to the Company shall be presumed to be correct absent manifest error.
     1.2  INDEMNITY2.12  INDEMNITY.  Notwithstanding  anything  contained herein
          ---------
to the contrary, if the Company shall fail to borrow on a Borrowing Date after it shall have given a Borrowing Request, to the extent only that such Borrowing Request includes LIBOR Loans, or if the right of the Company to have LIBOR Loans outstanding hereunder shall be suspended or terminated in accordance with the provisions of this Agreement prior to the last day of the Interest Period applicable thereto, or if, while a LIBOR Loan is outstanding, any repayment or prepayment of the principal amount of such LIBOR Loan is made for any reason (including, without limitation, as a result of acceleration or illegality) on a date which is prior to the last day of the Interest Period applicable thereto, the Company agrees to indemnify each Bank against, and to pay on demand directly to such Bank, an amount, if greater than zero, equal to (i):
                                  A x (B-C) x D
                                              -
     365
where:
     "A"  equals  the  Affected  Principal  Amount;
"B" equals LIBOR (expressed as a decimal), as the case may be, applicable to such LIBOR Loan;
"C" equals the applicable LIBOR (expressed as a decimal), as the case may be, in effect on the date of such failure to borrow, termination, prepayment or repayment, based on the applicable rates offered or bid, as the case may be, on such date (or, if no such rate is determinable on such date, the rate or rates offered or bid, as the case may be, determinable on the date closest thereto), for deposits in an amount equal approximately to the Affected Principal Amount with an Interest Period equal approximately to the period commencing on the first day of such Remaining Interest Period and ending on the last day of such Remaining Interest Period or ending on the last day of the applicable Interest Payment Period, as the case may be, as determined by the Bank;
"D" equals the number of days from and including the first day of the Remaining Interest Period to but excluding the last day of such Remaining Interest Payment Period;
and (ii) any additional amounts necessary to compensate such Bank for such additional cost or reduction in such amount receivable and any other out-of-pocket loss or expense (including any internal processing charge customarily charged by such Bank) suffered by such Bank in liquidating deposits prior to maturity in amounts which correspond to the proposed borrowing, prepayment or repayment. The determination by each Bank of the amount of any such  loss  or  expense  shall  be presumed to be correct absent manifest error.
     1.2  USE  OF PROCEEDS2.13  USE OF PROCEEDS.   The proceeds of the Revolving
          ----------------
Credit Loans shall be used only for working capital, capital expenditures, and other general corporate purposes (including, without limitation, the acquisition of capital stock of the Company to the extent otherwise permitted hereunder).
1.2  CAPITAL ADEQUACY2.14  CAPITAL ADEQUACY.  If either (i) the introduction of,
     ----------------
or any change or phasing in of, any law or regulation or in the interpretation thereof by any Governmental Body charged with the administration thereof or (ii)
     compliance with any directive, guideline or request from any central bank or Governmental Body (whether or not having the force of law) promulgated or made after the date hereof (but including, in any event, any law, rule, regulation, interpretation, directive, guideline or request contemplated by the report dated July 1988 entitled "International Convergence of Capital Measurement and Capital Standards" issued by the Basle Committee on Banking
Regulations and Supervisory Practices) affects or would affect the amount of capital required or expected to be maintained by a Bank (or any lending office of such Bank) or any corporation directly or indirectly owning or controlling such Bank (or any lending office of such Bank) and such Bank shall have determined that such introduction, change or compliance has or would have the effect of reducing the rate of return on such Bank's capital or the asset value to such Bank of any Loan made by such Bank as a consequence, directly or indirectly, of its obligations to make and maintain the funding of Loans hereunder to a level below that which such Bank could have achieved but for such introduction, change or compliance (after taking into account such Bank's policies regarding capital adequacy) by an amount deemed by such Bank to be material then, upon demand by such Bank, the Company shall promptly pay to such Bank such additional amount or amount as shall be sufficient to compensate such Bank for such reduction on the rate of return. Each Bank shall calculate such amount or amounts payable to it under this paragraph 2.14 in a manner consistent with the manner in which it shall calculate similar amounts payable to it by other borrowers having provisions in their credit agreements comparable to this paragraph 2.14. Each Bank agrees to provide the Company with a certificate setting forth a description of any such amount in respect of which it seeks payment under this paragraph 2.14. Each Bank's determination of such amount or amounts that will compensate such Bank for such reductions shall be presumed correct absent manifest error.
1.2  NOTICE  OF COSTS: SUBSTITUTION OF BANKS2.15  NOTICE OF COSTSSUBSTITUTION OF
   -----------------------------------------
BANKS. Each Bank will notify the Company of any event that will entitle such Bank to compensation under paragraphs 2.11 and 2.14 as promptly as practicable, but in any event within 45 days after an officer of the Bank responsible for matters concerning this Agreement has knowledge of such event. If such Bank fails to give such notice, such Bank shall only be entitled to such compensation for the period commencing forty-five (45) days prior to the date of the giving of such notice. Each Bank shall use its best efforts to avoid the need to give a notice under paragraph 2.11 or 2.14 by designating a different Applicable Lending Office outside of the United States if such designation would avoid the need to give such notice and will not, in the sole opinion of such Bank, be disadvantageous to such Bank. In the event the Company receives such notice or is otherwise required under the provisions of paragraphs 2.11 or 2.14 to make payments in a material amount to any Bank, the Company may, so long as no Event of Default shall have occurred and be continuing, elect to substitute such Bank as a party to this Agreement; provided that, concurrently with such substitution, (i) the Company shall pay that Bank all principal, interest and fees and other amounts (including without limitation, amounts, if any, owed under paragraph 2.2, 2.11, 2.12 or 2.14) owed to such Bank in connection with the Loans and any applicable fees in connection with the Letters of Credit through such date of termination, (ii) another commercial bank satisfactory to the Company and the Agent (or if the Agent is also the Bank to be substituted, the successor Agent) shall agree, as of such date, to become a Bank (whether by assignment or amendment) for all purposes under this Agreement and to assume all obligations of the Bank to be substituted as of such date, and (iii) all documents, supporting materials and fees necessary, in the judgment of the Agent (or if the Agent is also the Bank to be substituted, the successor Agent) to evidence the substitution of such Bank shall have been received and approved by the Agent as of such date.
     1.2  CONVERSION  TO  TERM  LOANS2.16  CONVERSION  TO  TERM  LOANS
     (a) Term Loan Conversion. Subject to (i) the terms and conditions set forth in this Agreement (including satisfaction of the conditions precedent set forth in Sections 5 and 6 hereof), (ii) the receipt by the Company of all approvals of all necessary Governmental Bodies, including, without limitation, the approval of the VPSB, or the determination by VPSB that its approval is not required, and (iii) receipt by each Bank of an executed original Term Note in the form described in paragraph 2.4(b) made payable to such Bank, upon the delivery of a written notice to the Agent by the Company substantially in the form of Exhibit I hereto (a "Term Loan Request"), no earlier than sixty (60)
days and no later than ten (10) Business Days prior to the Revolving Credit Termination Date, the aggregate principal amount of all Revolving Credit Loans remaining outstanding on the close of the Agent's business on the Revolving Credit Termination Date (the "Term Loan Conversion Date") shall automatically convert to Term Loans of like amount with a maturity of three hundred sixty-four
(364) days. Any portion of each Bank's Revolving Credit Commitment not utilized on or before the Revolving Credit Termination Date shall be permanently cancelled on such date.
(b) Interest Rate Election for Term Loans. Any portion of the Term Loans that is a LIBOR Loan for which the Interest Period shall not have terminated as of the Term Loan Conversion Date shall be continued as a LIBOR Loan for the applicable Interest Period and any portion of the Term Loans that is an Alternate Base Rate Loan shall be continued as an Alternate Base Rate Loan after the Term Loan Conversion Date, unless the Company shall have elected otherwise by delivery of a Term Loan Request not later than 10:00 a.m., Boston time, one Business Day prior to the proposed Borrowing Date thereof in the case of Alternate Base Rate Loans, or not later than 10:00 a.m., Boston time, three Business Days prior to the proposed Borrowing Date thereof in the case of LIBOR Loans. Each such Term Loan Request shall be substantially in the form of Exhibit
                                                                         -------
I attached hereto and shall specify (a) the amount of the Loan, (b) the date of continuation or conversion, (c) duration of the proposed Interest Period, and
(d) the applicable interest rate selected by the Borrower pursuant to the provisions of this paragraph 2.16. Each Term Loan Request with respect to a LIBOR Loan shall be irrevocable. Company shall not be entitled to elect to convert and continue any Term Loan if the Interest Period thereto would end after the Maturity Date. Forthwith upon its receipt of a Term Loan Request hereunder, the Agent shall notify all of the Banks of the particulars thereof. Each Term Loan Request shall obligate the Company to accept the continued or converted portion of the Term Loans requested from the Banks on the proposed Borrowing Date thereof. If any Term Loan Request shall fail to properly specify the interest rate hereunder, such portion of the Term Loans shall be an Alternate Base Rate Loan, and if any Term Loan Request shall fail to properly specify the Interest Period for a LIBOR Loan, such Interest Period shall be three (3) months. The Agent shall forthwith upon determination of any applicable LIBOR Rate, provide notice thereof to each Bank and to the Company. If the Company, with respect to any Term Loan that is also a LIBOR Loan, shall fail to continue such Term Loan as a LIBOR Loan by delivery of a timely Term Loan Request such Term Loan shall automatically convert on the last day of the applicable Interest Period of such LIBOR Loan to an Alternate Base Rate Loan.
2.  FEES;  PAYMENTS3.  FEES;  PAYMENTS.
-------------------
     1.2  FACILITY FEE3.1  FACILITY FEE.  The Company agrees to pay to the Agent
          ------------
for the account of the those Banks with Commitments or Loans outstanding a fee (the "Facility Fee") equal to the rate per annum determined by reference to
Schedule  II  on  Exhibit  B  hereto  based  upon the Debt Rating of the Company
    --------      ----------
multiplied  bythe  Aggregate Commitments, which Facility Fee shall be payable in
    ------  --
arrears on the last day of each March, June, September and December of each year, commencing on the first such date following the Effective Date and continuing until the later of the Maturity Date or the date on which all Commitments are terminated and all sums due hereunder in respect of Loans and under the Notes are paid in full; provided that if the Company has no Debt Rating, the Facility Fee shall be determined at the highest rate per annum for the relevant period set forth on Exhibit B. It is hereby expressly understood
                                   ---------
and agreed that Facility Fees shall continue to accrue on the daily amount of each Bank's Commitment during the Term Out Period.
1.2  FEES  OF THE AGENT.3.2  FEES OF THE AGENT  The Company agrees to pay to the
     ------------------
Agent for its own account, such fees (the "Agent's Fees") for its services hereunder in such amounts and at such times as previously agreed upon by the Company and the Agent under that certain Agent's Fee Letter dated as of or about the  date  hereof.
     1.2  COMPUTATION OF INTEREST AND FEES.3.3  COMPUTATION OF INTEREST AND FEES
          --------------------------------
     (e) Interest in respect of Alternate Base Rate Loans and all other fees (other than the Facility Fee and the Usage Fee) payable by the Company hereunder shall be calculated on the basis of a 365-day year (or 366-day year in a leap year) for the actual number of days elapsed. Interest in respect of LIBOR Loans, the Usage Fee, and the Facility Fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or LIBOR shall become effective as of the opening of business on the day on which such change shall become effective. The Agent shall, as soon as practicable, notify the Company and the Banks of the effective date and the amount of each such change but failure of the Agent to do so shall not in any manner affect the obligation of the Company to pay interest on the Loans in the amounts and on the dates required.
(e) Each determination of the Alternate Base Rate or LIBOR by the Agent pursuant to any provision of this Agreement shall be presumed to be correct absent manifest error.
     1.2  PRO  RATA TREATMENT AND APPLICATION OF PRINCIPAL PAYMENTS3.4  PRO RATA
          ---------------------------------------------------------
TREATMENT AND APPLICATION OF PRINCIPAL PAYMENTS. Each Borrowing by the Company from the Banks, any conversion of Loans from one Type to the same or another Type, and any reduction of the Aggregate Commitments of the Banks, shall be made pro rata according to the Commitment Percentage of each Bank. Subject to the following sentence (a) prior to the occurrence of an Event of Default, all payments (including prepayments) on account of principal and interest on Loans shall be applied as directed by the Company; and (b) upon and following the occurrence of an Event of Default, all payments (including prepayments) on account of principal, interest, fees, and charges shall be applied to such principal, interest, fees, and charges in the order and in the amounts determined by the Agent in its discretion. All payments (including prepayments) to be made by the Company on account of principal and interest on Loans comprising the same Borrowing (whether such Borrowing is selected to be paid (or prepaid) by the Company under clause (a) of the foregoing sentence or selected to be paid (or prepaid) by the Agent under clause (b) of the foregoing sentence) shall be made pro rata according to the outstanding principal amount of each Bank's Loans. All payments by the Company on all Loans shall be made without set-off or counterclaim and shall be made prior to 12:00 noon, Boston time, on the date such payment is due, to the Agent for the account of the Banks at the Agent's office specified in paragraph 11.1, in each case in lawful money of the United States of America and in immediately available funds, and, as between the Company and the Banks, any payment by the Company to the Agent for the account of the Banks shall be deemed to be payment by the Company to the Banks; provided, however, that any payment received by the Agent on any Business Day after 12:00 noon shall be deemed to have been received on the immediately succeeding Business Day. The Agent shall distribute such payments to the Banks promptly upon receipt in like funds as received. If any payment hereunder or on any Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (unless, in the case of LIBOR Loans, the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.
1.2  CLOSING  FEE.3.5  CLOSING  FEE  The  Company agrees to pay on the Effective
     ------------
Date to the Agent for the account of the Banks a closing fee (the "Closing Fee")
     in the amount of $25,000 to be divided among those Banks that are parties hereto as of the Effective Date, pro rata according to the Revolving Credit Commitment Percentage of each Bank.
2.  REPRESENTATIONS  AND WARRANTIES.4.  REPRESENTATIONS AND WARRANTIES  In order
-----------------------------------
to induce the Agent and the Banks to enter into this Agreement, the Company hereby represents and warrants to the Agent and to each Bank that:
     1.2  SUBSIDIARY.4.1  SUBSIDIARY  The  Company has only the Subsidiaries set
          ----------
forth  in  Exhibit  F.  The  shares  of  each  corporate Subsidiary owned by the
           ----------
Company are duly authorized, validly issued, fully paid and non-assessable and are owned free and clear of any Liens, except Liens permitted by paragraph 8.2.
1.2  CORPORATE  EXISTENCE  AND  POWER.4.2  CORPORATE  EXISTENCE  AND  POWER  The
     --------------------------------
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Vermont and has all requisite corporate power and authority to own its Property and to carry on its business as now conducted. The Company is in good standing and duly qualified to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.
1.2  CORPORATE  AUTHORITY.4.3  CORPORATE  AUTHORITY  The  Company  has  full
     --------------------
corporate  power and authority to enter into, execute, deliver and carry out the
     ---
terms of this Agreement and to make the borrowings contemplated hereby, to execute, deliver and carry out the terms of the Notes and to incur the obligations  provided  for  herein  and  therein,  all  of  which have been duly authorized by all necessary corporate action on its part and are in full compliance with its Charter and By-Laws, provided that the consent of the VPSB (or a determination by the VPSB that no such consent is required) may be necessary for the conversion of the Revolving Credit Loans into the Term Loans.
     No consent or approval of, or exemption by, shareholders or any Governmental Body is required to authorize, or is required in connection with the execution, delivery and performance of, this Agreement and the Notes, or is required as a condition to the validity or enforceability of this Agreement and the Notes, except that the Company may be required to obtain the consent of the VPSB (or a determination by the VPSB that such consent is not required) for the conversion of the Revolving Credit Loans into the Term Loans.
1.2  BINDING  AGREEMENT.4.4  BINDING  AGREEMENT  This Agreement constitutes, and
     ------------------
the Notes, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by equitable principles and by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally.
1.2  LITIGATION4.5  LITIGATION.  Except  for  the  matters  set  forth  in  the
     ----------
Designated  Documents,  there  are  no actions, suits or arbitration proceedings
     --
(whether or not purportedly on behalf of the Company or any Subsidiary) pending or to the knowledge of the Company threatened against the Company or any Subsidiary, or maintained by the Company or any Subsidiary, in law or in equity before any Governmental Body which, if decided adversely to the Company or such Subsidiary, would have a Material Adverse Effect upon the Company after giving effect to reserves reflected in the Financial Statements or the footnotes thereto. There are no proceedings pending or to the knowledge of the Company threatened against the Company which call into question the validity and enforceability of this Agreement or the Notes.
1.2  NON  CONFLICTING AGREEMENTS4.6  NON CONFLICTING AGREEMENTS.  Except for the
     ---------------------------
matters set forth in the Designated Documents, the Company is not in default under any agreement to which it is a party or by which it or any of its Property is bound, the effect of which would have a Material Adverse Effect upon the Company. No provision of the Charter or By-Laws of the Company, and no provision of any existing mortgage, indenture contract, agreement, statute (including, without limitation, any applicable usury or similar law), rule, regulation, judgment, decree or order binding on the Company or any Subsidiary could in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the Notes, and the taking of any such action will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien not permitted by paragraph 8.2 upon the Property of the Company pursuant to the terms of any such mortgage, indenture, contract or agreement, provided that the consent of the VPSB (or a determination by the VPSB that no such consent is required) may be necessary for the conversion of the Revolving Credit Loans into the Term Loans.
1.2  TAXES.4.7  TAXES  The  Company  has  filed  or  caused  to be filed all tax
     -----
returns material to the Company required by law to be filed, and has paid, or has made adequate provision for the payment of, all taxes shown to be due and payable on said returns or in any assessments made against it. No tax Liens have been filed and no claims are being asserted with respect to such taxes which are required by GAAP to be reflected in the Financial Statements and are not so reflected therein. The Internal Revenue Service has audited and settled upon, or the applicable statutes of limitation have run upon, all Federal income tax  returns  of  the Company through the tax year ended December 31, 2003, and, to the extent required by GAAP, the results of all such audits are reflected in the Financial Statements. The charges, accruals and reserves on the books of the Company with respect to all taxes are considered by the management of the Company to be adequate, and the Company knows of no unpaid assessment which is due and payable against the Company which would have a
Material Adverse Effect, except such thereof as are being contested in good faith and by appropriate proceedings diligently conducted and for which adequate reserves have been set aside in accordance with GAAP.
1.2  FINANCIAL  STATEMENTS4.8  FINANCIAL  STATEMENTS.  The  Company  heretofore
     ---------------------
delivered to each Bank (i) copies of the Consolidated Balance Sheet at December 31, 2003, and the related Consolidated Statements of Income, Cash Flows and Capitalization Data for the year ended December 31, 2003 and (ii) copies of the Consolidated quarterly report of the Company and its Subsidiaries as of March 31, 2004, containing a Consolidated balance sheet and Consolidated statements of income and cash flows of the Company and its Subsidiaries (the statements in (i) and (ii) above being sometimes referred to herein as the "Financial Statements"). The financial statements set forth in (i) above were audited and reported on by the Accountants on February 25, 2004 and the financial statements set forth in (ii) above were prepared by the Company. The Financial Statements fairly present the Consolidated financial condition and the Consolidated results of operations of the Company and its Subsidiaries as of the dates and for the periods indicated therein, and have been prepared in conformity with GAAP. Except (a) as reflected in the financial statements specified in (i) above or in the footnotes thereto, or (b) as otherwise disclosed to the Banks in a writing specifically referring to this paragraph 4.8, neither the Company nor any Subsidiary has any obligation or liability of any kind (whether fixed, accrued, contingent, unmatured or otherwise) which is material to the Company and its Subsidiaries on a Consolidated basis and which, in accordance with GAAP, should have been shown on such financial statements and were not, other than those incurred in the ordinary course of their respective businesses since December 31, 2003. Since December 31, 2003, each of the Company and each Subsidiary has conducted its business only in the ordinary course, and as of the Effective Date, except for the matters set forth in the Designated Documents, there has been no Material Adverse Change.
1.2  COMPLIANCE  WITH  APPLICABLE  LAWS4.9  COMPLIANCE  WITH  APPLICABLE  LAWS.
     ----------------------------------
Except as set forth in the Designated Documents, neither the Company nor any Subsidiary is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Body applicable to the Company or such Subsidiary which default would have a Material Adverse Effect upon the Company.
     Except as set forth in the Designated Documents, each of the Company and each Subsidiary is complying in all material respects with all applicable material statutes and regulations of all Governmental Bodies, including ERISA and all Environmental Laws, a violation of which would have a Material Adverse Effect upon the Company.
1.2  GOVERNMENTAL REGULATIONS4.10  GOVERNMENTAL REGULATIONS.  The Company is not
     ------------------------
     an "Investment Company" as such term is defined in the Investment Company Act of 1940, as amended.
1.2  PROPERTY.4.11  PROPERTY  The  Company  has good and marketable title to all
     --------
of its Property, title to which is material to the Company, subject to no Lien, except as permitted by paragraph 8.2.
1.2  FEDERAL  RESERVE  REGULATIONS4.12     FEDERAL  RESERVE  REGULATIONS.  The
     -----------------------------
Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the
     Federal Reserve System, as amended. No part of the proceeds of the Loans will be used (i) to purchase or carry any such margin stock, (ii) to extend credit to others for the purpose of purchasing or carrying any margin stock,
(iii) for a purpose which violates the provisions of Regulations T, U and X of the Board of Governors of the Federal Reserve System, as amended, or (iv) for a purpose which violates any other applicable law, rule or regulation of any Governmental Body.
1.2  NO  MISREPRESENTATION.4.13  NO  MISREPRESENTATION  No  representation  or
     ---------------------
warranty  contained  herein  and  no  certificate  or  report furnished or to be
     -
furnished  by  the  Company  in  connection  with  the transactions contemplated
     -
hereby,  contains  or  will contain a misstatement of material fact, or omits or
     -
will omit to state a material fact required to be stated in order to make the statements herein or therein contained not misleading in the light of the circumstances under which made.
1.2  PENSION  PLANS4.14  PENSION  PLANS.  Each  Plan,  and  to  the  best of the
     --------------
Company's  knowledge  each  Multiemployer Plan, established or maintained by the
     -
Company and its Subsidiaries, is in material compliance with the applicable provisions of ERISA and the Code, and the Company and its Subsidiaries have filed all material reports required to be filed with respect to each such Plan by ERISA and the Code. The Company and its Subsidiaries have met all requirements with respect to funding the Plans imposed by ERISA or the Code.
Since the effective date of ERISA, there have not been, nor are there now existing, any events or conditions which would permit any Plan and to the best of the Company's knowledge any Multiemployer Plan to be terminated under circumstances which would cause the Lien provided under Section 4068 of ERISA to attach to the Property of the Company or any of its Subsidiaries. Since the effective date of ERISA, no reportable event as defined in Title IV of ERISA, which constitutes grounds for the termination of any Plan and to the best of the Company's knowledge any Multiemployer Plan, has occurred and no Plan or any related trust has been terminated in whole or in part which would have a Material Adverse Effect.
1.2  PUBLIC UTILITY HOLDING COMPANY ACT.4.15  PUBLIC UTILITY HOLDING COMPANY ACT
     ----------------------------------
     The Company is a public utility holding company under the Public Utility Holding Company Act of 1935, as amended, (the "Public Utility Act") and each of its Subsidiaries are "subsidiaries" of a "holding company" under the Public Utility Act. The Company and its Subsidiaries have filed an exemption statement under Section 3(a)(2) of the Public Utility Act and are therefore exempt from the provisions of the Public Utility Act, except for Section 9(a)(2) thereof (which prohibits the acquisition of securities of certain other utility companies without approval of the Securities and Exchange Commission).
1.2  APPROVALS.4.16  APPROVALS  The  Company  has  obtained  all authorizations,
     ---------
approvals or consents of and made all filings or registrations with all Governmental Bodies as are necessary to be obtained or made by the Company for the execution, delivery or performance by the Company of this Agreement or the Notes and all such authorizations, approvals and consents are in full force and effect, provided that the consent of the VPSB (or a determination by the VPSB that no such consent is required) may be necessary for the conversion of the Revolving Credit Loans into the Term Loans.
1.2  RESERVED4.17  RESERVED.
     --------              -
1.2  NO  ADVERSE CHANGE OR EVENT.4.18  NO ADVERSE CHANGE OR EVENT Except for the
     ---------------------------
matters set forth in the Designated Documents, since December 31, 2003, no change in the business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects of the Company has occurred, including, without limitation as a result of any decision of any Governmental Body, and no event has occurred or failed to occur, including, without limitation as a result of any decision of any Governmental Body, that has had or would reasonably be expected to have, either alone or in conjunction with all other  such  changes,  events and failures, a Material Adverse Effect on (a) the
Company  or  (b)  any  Loan  Document.
2.  CONDITIONS  OF BORROWING - FIRST BORROWING AND EFFECTIVE DATE.5.  CONDITIONS
-----------------------------------------------------------------
OF BORROWING - FIRST BORROWING AND EFFECTIVE DATE In addition to the requirements set forth in paragraph 6, the obligations of the Banks to make the first Revolving Credit Loans on the initial Borrowing Date are subject to the fulfillment of the conditions precedent set forth in paragraphs 5.1 through 5.6 below.
     1.2  EVIDENCE  OF  CORPORATE  ACTION.5.1  EVIDENCE  OF CORPORATE ACTION The
          -------------------------------
Agent shall have received a certificate, dated the Effective Date, of the Secretary or an Assistant Secretary of the Company (i) attaching a true and complete copy of the resolutions of its Board of Directors (or its Executive Committee, if so authorized under the By-Laws) and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Agent and to Special Counsel) taken by the Company to authorize this Agreement, the Notes and the borrowings hereunder, provided that the consent of the VPSB (or a determination by the VPSB that no such consent is required) may be necessary for the conversion of the Revolving Credit Loans into the Term Loans,
(ii) attaching a true and complete copy of the Charter and the By-Laws of the Company, and (iii) setting forth the incumbency of the officer or officers of the Company who sign this Agreement and the Revolving Credit Notes, including therein a signature specimen of such officer or officers, together with a certificate of the Secretary of State of Vermont as to the good standing of, and the payment of franchise taxes therein by, the Company, together with such other documents as the Agent or Special Counsel shall reasonably require.
1.2  REVOLVING  CREDIT  NOTES.5.2  REVOLVING  CREDIT  NOTES The Agent shall have
     ------------------------
received and be in possession of the Revolving Credit Notes executed by the duly authorized  officer  or  officers  of  the  Company.
1.2  RESERVED5.3  RESERVED.
     --------
1.2  OPINION  OF  COUNSEL  TO THE COMPANY.5.4  OPINION OF COUNSEL TO THE COMPANY
     ------------------------------------
The Agent shall have received the opinion of Sheehey Furlong & Behm P.C., counsel to the Company, or its successor, if any, addressed to the Banks and to the Agent, dated the Effective Date, substantially in the form of Exhibit G-l.
                                                                    -----------
1.2  FEES.5.5  FEES  The  fees of Special Counsel and the Closing Fee shall have
     ----
been paid, together with any portion of the Agent's Fees that is required to have been paid on the Effective Date.
1.2  CONSENTS,  LICENSES.5.6  CONSENTS, LICENSES The Agent shall have received a
     -------------------
certificate of the Secretary of the Company to the effect that no other consents, approvals or licenses are necessary in connection with the borrowings hereunder, provided that the consent of the VPSB (or a determination by the VPSB that no such consent is required) may be necessary for the conversion of the Revolving Credit Loans into the Term Loans.
2.  CONDITIONS  OF  BORROWING  - ALL BORROWINGS.6  CONDITIONS OF BORROWING - ALL
-----------------------------------------------
BORROWINGS  The  obligations  of  the  Banks to make all Loans hereunder on each
--
Borrowing  Date  (including,  without limitation, the Revolving Credit Loans and
--
the  conversion  of  the  Revolving  Credit Loans to Term Loans on the Term Loan
--
Conversion  Date)  are  subject  to  the fulfillment of the following conditions
--
precedent:
--
     1.2  COMPLIANCE.6.1  COMPLIANCE  On  each  Borrowing Date, and after giving
          ----------
effect to the Loans to be made on such date (a) the Company and each Subsidiary shall be in compliance with all of the terms, covenants and conditions of this Agreement, (b) there shall exist no Event of Default, (c) the representations and warranties contained in this Agreement, or otherwise in writing made by the Company in connection herewith shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on such Borrowing Date (except such thereof as specifically refer to an earlier date), and (d) no event shall have occurred or failed to occur, that has had or would reasonably be expected to have, either alone or in conjunction with all other such events and failures, a Material Adverse Effect since the last Borrowing Date.
1.2  LOAN CLOSINGS.6.2  LOAN CLOSINGS All documents required by paragraphs 5 and
     -------------
     6 of this Agreement to be executed and/or delivered to the Agent on or before the applicable Borrowing Date shall have been executed and delivered at the office of the Agent set forth in paragraph 11 on or before such Borrowing Date.
1.2  APPROVAL  OF  COUNSEL.6.3  APPROVAL  OF  COUNSEL  All  legal  matters  in
     ---------------------
connection  with  the  making  of  each  Loan  on  the  Borrowing  Date shall be
     ----
reasonably  satisfactory  to  such  counsel  with  whom  the  Agent  may deem it
     ----
necessary  to  consult.
     ---
1.2  BORROWING  REQUEST.6.4  BORROWING  REQUEST  The Agent shall have received a
     ------------------
Borrowing Request duly executed by the chief financial officer (or the chief executive officer or controller, in the absence of the chief financial officer) of the Company.
1.2  OTHER  DOCUMENTS.6.5  OTHER  DOCUMENTS  The  Agent shall have received such
     ----------------
other  documents  as  the  Agent  shall  reasonably  require.
2.  AFFIRMATIVE  COVENANTS.7  AFFIRMATIVE  COVENANTS
--------------------------
     The Company covenants and agrees that on and after the Effective Date until the later of the termination of the Commitments or the payment in full of the Notes and the performance by the Company of all other obligations of the Company hereunder, unless the Agent shall otherwise consent in writing as provided in paragraph 13, the Company will:
     1.2  CORPORATE  EXISTENCE.7  CORPORATE  EXISTENCE  Maintain  its  corporate
          --------------------
existence, in good standing in the jurisdiction of its incorporation or organization and in each other jurisdiction in which the character of the Property owned or leased by it therein or the transaction of its business makes such qualification necessary, except as otherwise expressly permitted hereunder.
1.2  TAXES.7.2  TAXES  Pay  and  discharge  when  due all taxes, assessments and
     -----
governmental charges and levies upon the Company, and upon the income, profits and Property of the Company, which if unpaid would have a Material Adverse Effect or become a Lien not permitted under paragraph 8.2, unless and to the extent only that such taxes, assessments, charges and levies, (a) shall be contested in good faith and by appropriate proceedings diligently conducted by the Company, provided that such reserve or other appropriate provision, if any, as shall be required in accordance with GAAP shall have been made therefor, or
(b) are not in the aggregate material to the financial condition, Property or operations of the Company.
1.2  INSURANCE.  7.3  INSURANCE  Maintain  insurance  with  financially  sound
     ---------
insurance  carriers  on  such  of  its Property in such amounts, subject to such
     --
deductibles and self-insured amounts and against such risks as is customarily maintained by similar businesses, including, without limitation, public liability, workers' compensation and employee fidelity insurance.
     1.2  PAYMENT OF INDEBTEDNESS AND PERFORMANCE OF OBLIGATIONS.7.4  PAYMENT OF
          ------------------------------------------------------
INDEBTEDNESS AND PERFORMANCE OF OBLIGATIONS Pay and discharge promptly as and when due all lawful indebtedness, obligations and claims for labor, materials and supplies or otherwise (including, without limitation, Funded Debt) which, if unpaid, would (a) have a Material Adverse Effect, or (b) become a Lien not permitted by paragraph 8.2, provided that the Company shall not be required to pay and discharge or cause to be paid and discharged any such indebtedness, obligation or claim so long as the validity thereof shall be contested in good faith and by appropriate proceedings diligently conducted by the Company, and further provided that such reserve or other appropriate provision as shall be required in accordance with GAAP shall have been made therefor.
     1.2  OBSERVANCE  OF  LEGAL  REQUIREMENTS;  ERISA.  7.5  OBSERVANCE OF LEGAL
          --------------------------------------------  ------------------------
REQUIREMENTS;  ERISAObserve and comply, and cause each Subsidiary to observe and
   -----------------
comply, in all material respects with all laws (including ERISA and all Environmental Laws), ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Bodies, which now or at any time hereafter may be applicable to the Company or such Subsidiary, a violation of which would have a Material Adverse Effect upon the Company, except such thereof as shall be contested in good faith and by appropriate proceedings diligently conducted by the Company or such Subsidiary, provided that such reserve or other appropriate provision, if any, as shall be required in accordance with GAAP shall have been made therefor.
     1.2  FINANCIAL  STATEMENTS  AND OTHER INFORMATION.7.6  FINANCIAL STATEMENTS
          --------------------------------------------
AND  OTHER  INFORMATION  Furnish  to  the  Agent  and  the  Banks:
vi. as soon as available, but in no event more than 90 days after the close of each fiscal year of the Company, copies of its audited Consolidated Balance Sheet and the related audited Consolidated Statements of Income, Shareholders' Equity and Changes in Financial Position for such fiscal year setting forth in each case in comparative form the corresponding figures for the preceding fiscal year all reported by the Accountants which report shall state that said financial statements fairly present the financial position and results of operations of the Company as at the end of and for such fiscal year except as specifically stated therein, as of and through the end of such fiscal year, prepared in accordance with GAAP and accompanied by a report with respect thereto of the Accountants, together with a certificate signed on behalf of the Company by the principal financial officer thereof to the effect that having read this Agreement, and based upon an examination which in the opinion of such officer was sufficient to enable such officer to make an informed statement, (x) such statements fairly present the financial position and results of the operations of the Company and its Subsidiaries on a Consolidated basis to the best of such officer's knowledge, and (y) nothing came to such officer's attention which caused such officer to believe that an Event of Default has occurred, or if an Event of Default has occurred, stating the facts with respect thereto and whether the same has been cured prior to the date of such certificate, and, if not, what action is proposed to be taken with respect thereto;
     (f) as soon as available, but in no event more than 45 days after the close of each quarter (except the last quarter) of each fiscal year of the Company a Consolidated Balance Sheet and Consolidated Statements of Income and Changes in Financial Position of the Company and its Subsidiaries as of and through the end of such quarter, together with a certificate signed on behalf of the Company by the principal financial officer thereof to the effect that having read this Agreement, and based upon an examination which in the opinion of such officer was sufficient to enable such officer to make an informed statement, (x) such statements fairly present the financial position and results of the operations of the Company and its Subsidiaries on a Consolidated basis to the best of such officer's knowledge, and (y) nothing came to such officer's attention which caused such officer to believe that an Event of Default has occurred, or if an Event of Default has occurred, stating the facts with respect thereto and whether the same has been cured prior to the date of such certificate, and, if not, what action is proposed to be taken with respect thereto;
(f)  prompt  notice  if:  (x)  any  obligation  of  the  Company (other than its obligations under this Agreement or the Notes) for a payment in excess of $500,000 of any Funded Debt is not paid when due or within any grace period for the payment thereof or is declared or shall become due and payable prior to its stated maturity, or (y) to the knowledge of any Authorized Signatory of the Company there shall occur and be continuing an event which constitutes, or which with the giving of notice or the lapse of time, or both, would constitute an event of default (or, in the case of this Agreement, an Event of Default) under any agreement with respect to Funded Debt of the Company (including this Agreement);
(f) prompt written notice in the event that (i) the Company or any Subsidiary shall fail to make any payments when due and payable under any Plan or Multiemployer Plan, or (ii) the Company or any Subsidiary shall receive notice from the Internal Revenue Service or the Department of Labor that the Company or such Subsidiary shall have failed to meet the minimum funding requirements of any Plan or Multiemployer Plan, including therewith a copy of such notice;
(f) promptly upon becoming available, copies of all regular, periodic or special reports or other material which may be filed with or delivered by the
Company to the Securities and Exchange Commission, or any other Governmental Body succeeding to the functions thereof;
(f) prompt written notice in the event the Debt Rating of the Company shall change or the Company shall have no Debt Rating;
(f) prompt written notice and a copy of any Environmental Notice excluding, however, any such Environmental Notices relating to the Pine Street canal site in Burlington, Vermont (the "Pine Street Site") if the effect of such Environmental Notice relating to the Pine Street Site (i) does not change the status of the Pine Street Site as it exists as of the date hereof as it relates to the Company and (ii) would not have a Material Adverse Effect;
(f) a certificate of the Company, dated the date of each such annual report or quarterly report required pursuant to paragraphs 7.6(a) and (b), and signed on behalf of the Company by the President, chief financial officer, chief accounting officer or Treasurer, which sets forth all relevant calculations needed to determine whether the Company is in compliance with paragraph 8.8 hereof, which calculations are based on the most recent fiscal quarter required to be supplied pursuant to paragraphs 7.6(a) and (b); and
(f) such other information and reports relating to the affairs of the Company and its Subsidiaries, as the Agent or any Bank at any time or from time to time may reasonably request.
     1.2  INSPECTION.7.7  INSPECTION  Permit representatives of the Agent or any
          ----------
Bank to visit the offices of the Company, to examine the books and records thereof and to make copies or extracts therefrom, and to discuss the affairs of the Company with the officers, including the financial officers, thereof, at reasonable times, at reasonable intervals and with reasonable prior notice.
2.  NEGATIVE  COVENANTS.8  NEGATIVE  COVENANTS  The Company covenants and agrees
-----------------------
that  from  the  Effective Date until the later of the termination of all of the
--
Commitments  or  the  payment in full of all of the Notes and the performance by
--
the  Company of all other obligations of the Company hereunder, unless the Agent
--
shall otherwise consent in writing as provided in paragraph 13, the Company will not:
     1.2  FUNDED  DEBT.8.1  FUNDED  DEBT  Create,  incur,  assume,  guarantee or
          ------------
suffer to exist any Short-Term Funded Debt (excluding the Loans) in excess of $500,000, individually or in the aggregate, excluding, however, the Company's payment obligations meeting the capital lease accounting requirements under SFAS 13 pursuant to certain thirty-year support agreements among the Company, VELCO and other New England Power Pool members and Hydro-Quebec in connection with the construction of the second phase of the interconnection between the New England electric systems and that of Hydro-Quebec, other than Short-Term Funded Debt permitted or allowed in connection with the provisions of the First Mortgage Bonds specifically relating to restrictions on Funded Debt, which provisions are incorporated by reference herein as if fully set forth herein.
1.2  LIENS.8.2  LIENS Create, incur, assume or suffer to exist any Lien upon any
     -----
     of its Property, whether now owned or hereafter acquired, to secure any indebtedness or other obligation, except for Liens arising under the Additional First Mortgage Bonds and Liens existing as of April 13, 1998 and arising in connection with the First Mortgage Bonds, except for the following:
     (i) materialmens', mechanics', suppliers', tax and other like Liens arising in the ordinary course of business securing obligations which are not overdue, or if overdue are being contested in good faith by appropriate proceedings and then only to the extent that the Company has set aside on its books adequate reserves therefor in accordance with GAAP and such contest does not have a Material Adverse Effect; Liens arising in connection with workers' compensation, unemployment insurance, and appeal and release bonds, and other Liens incident to the conduct of business or the operation of property and assets and not incurred in connection with the obtaining of any advance or credit  and  which  Liens  do not, or would not, have a Material Adverse Effect;
(i) Liens arising out of judgments or awards against the Company with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review and which Liens do not, or would not, have a Material Adverse Effect; and
(i)  any  other  Liens  not  in  excess  of  $500,000  in  the  aggregate.
     1.2  MERGERS  AND  CONSOLIDATIONS.8.3  MERGERS  AND  CONSOLIDATIONS67
          ----------------------------
Consolidate  with  or  merge  into  any  other  Person.
1.2  SALE  OF PROPERTY.8.4  SALE OF PROPERTY Sell, lease or otherwise dispose of
     -----------------
any significant part of its Property (including, without limitation, the right to receive income), except (i) in the ordinary course of business and (ii) obsolete or worn out Property which is no longer used or useful to the Company.
1.2  DIVIDENDS;  DISTRIBUTIONS.8.5  DIVIDENDS;  DISTRIBUTIONS Declare or pay any
     -------------------------
dividends  (other  than  dividends  payable  in  shares  of  common stock of the
Company) on, or make any other distribution in respect of, any shares of any class of capital stock of the Company, or apply any of its property or assets to, or set aside any sum for, the payment, purchase, redemption or other acquisition or retirement of, any shares of any class of capital stock of the Company, if, after giving effect to such dividend or other distribution, the result of such dividend or other distribution would have a Material Adverse Effect.
1.2  GUARANTIES.8.6  GUARANTIES Except as set forth in the Financial Statements,
     ----------
     guarantee, endorse or otherwise in any way become or be responsible for obligations of any other Person (including without limitation any officer, director, employee or stockholder of the Company) in excess of $500,000 in the aggregate, whether by agreement to purchase the indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such other Person or otherwise, unless the same is permitted or allowed in connection with the provisions of the First Mortgage Bonds specifically relating to the same, which provisions are incorporated by reference herein as if fully set forth herein.
1.2  AMENDMENT  OF CHARTER OR BY-LAWS.8.7  AMENDMENT OF CHARTER OR BY-LAWS Amend
     --------------------------------
its Charter or By-Laws or change its fiscal year end if the result of any such amendment or change in its fiscal year end would adversely affect or otherwise impair the rights and remedies of the Banks hereunder or under any other Loan Document.
1.2  FUNDED  DEBT TO CAPITALIZATION TEST.8.8  FUNDED DEBT TO CAPITALIZATION TEST
     -----------------------------------
     Permit the total amount of Funded Debt to exceed sixty percent (60%) of Total Capitalization.
2.  EVENTS  OF  DEFAULT.9  EVENTS OF DEFAULT The following shall each constitute
    -------------------
an  Event  of  Default  hereunder:
     (f) the failure of the Company to pay (i) any amounts of principal due hereunder or under the Notes when such amounts are due or declared due, or (ii) any other amounts, including interest and fees, due hereunder or under the Notes within five (5) Business Days after such amounts are due or declared due, in any case whether at stated maturity by acceleration or otherwise;
(f) the failure of the Company to observe or perform any covenant or agreement contained in paragraph 8 and, with respect to paragraph 8.2 only, such failure shall have continued unremedied for a period of five (5) Business Days after the Company knows, or should have known, of such default; or
(f) the failure of the Company to observe or perform any other term, covenant, or agreement contained in this Agreement and such failure shall have continued unremedied for a period of 10 days after written notice, specifying such failure and requiring it to be remedied, shall have been given to the Company by the Agent; or
(f) any material representation or warranty made herein or in any certificate, report, or notice delivered or to be delivered by the Company pursuant hereto, shall prove to have been incorrect in any material respect when made; or
(f) if the Company shall default (as principal or guarantor, surety or other obligor) in the payment of any principal of, or premium, if any, or interest on any Funded Debt in excess of $1,000,000 (other than its obligations under this Agreement and the Notes), or with respect to any of the terms of any evidence of such indebtedness or of any agreement relating thereto, and such default shall entitle the holder of such indebtedness to accelerate the maturity thereof, unless, in the case of any non-payment default, such default has been affirmatively waived by or on behalf of the holder of such indebtedness; or
(f) the Company shall (i) make an assignment for the benefit of creditors, (ii) admit in writing its inability to pay its debts as they become due or generally fail to pay its debts as they become due, (iii) file a voluntary petition in bankruptcy, (iv) become insolvent (however such insolvency shall be evidenced),
(v) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction, (vi) petition or apply to any tribunal for any trustee, receiver, custodian, liquidator or fiscal agent for any substantial part of its Property,
(vii) be the subject of any proceeding referred to in clause (vi) above or an involuntary bankruptcy petition filed against it which remains undischarged for a period of 60 days, (viii) file any answer admitting or not contesting the material allegations of any such petition filed against it, or of any order, judgment or decree approving such petition in any such proceeding, (ix) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains in effect for 60 days, (x) take any formal action for the purpose of effecting any of the foregoing or looking to the liquidation or dissolution of the Company or (xi) suspend or discontinue its business (except as otherwise expressly permitted herein); or
(f) an order for relief is entered under the United States bankruptcy laws or any other decree or order is entered by a court having jurisdiction (i) adjudging the Company a bankrupt or insolvent, or (ii) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of or in respect of the Company under the United States bankruptcy laws or any other applicable Federal or state law, or (iii) appointing a trustee, receiver, custodian, liquidator, or fiscal agent (or other similar official) of the Company or of any substantial part of its Property, or (iv) ordering the winding up or liquidation of the affairs of the Company; or
(f) judgments or decrees against the Company in excess of $3,000,000 in the aggregate (excluding such judgments or decrees which are insured and as to which the insurer has admitted liability) or for an aggregate amount in excess of $6,000,000 (whether or not insured) shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days; or
(f) any fact or circumstance, including any Reportable Event as defined in Title IV of ERISA, at a time when there exists an underfunding of the Plan in an amount in excess of $500,000, which constitutes grounds for the termination of any Plan by the PBGC or for the appointment of a trustee to administer any Plan, shall have occurred and be continuing for a period of 30 days; or
(f)  the  occurrence  of  a  Material  Adverse  Change;  or
(f) the occurrence of any Event of Default (other than an Event of Default which is waived by the party or parties entitled to take remedial action upon the occurrence of such Event of Default) under any of the other Loan Documents, or any other document or instrument evidencing, securing or relating to the liabilities or obligations of the Company to the Banks hereunder or thereunder.
     Upon the occurrence and during the continuance of an Event of Default under this paragraph 9, the Agent, upon the request of the Majority Banks, shall notify the Company that the Commitments have been terminated and that the Notes, all accrued interest thereon and all other amounts owing under this Agreement are immediately due and payable, provided that upon the occurrence of an event specified in paragraphs 9(f) or 9(g), the Commitments shall automatically terminate and the Notes (with accrued interest thereon) and all other amounts owing under this Agreement shall become immediately due and payable without notice to the Company. Except for any notice expressly provided for in this paragraph 9, the Company hereby expressly waives any presentment, demand, protest, notice of protest or other notice of any kind. The Company hereby further expressly waives and covenants not to assert any appeasement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of this Agreement or the Notes.
In the event that the unpaid principal balance of the Notes, all accrued interest thereon and all other amounts owing under this Agreement shall have been declared due and payable pursuant to the provisions of this paragraph 9, the Agent may, and, upon (i) the request of the Majority Banks and (ii) the providing by all of the Banks to the Agent of an indemnity in form and substance satisfactory to the Agent in accordance with paragraph 10.3 against all expenses and liabilities, shall, proceed to enforce the rights of the holders of the Notes by suit in equity, action at law and/or other appropriate proceedings, whether for payment or the specific performance of any covenant or agreement contained in this Agreement or the Notes. The Agent shall be justified in failing or refusing to take any action hereunder and under the Notes unless it shall be indemnified to its reasonable satisfaction by the Banks pro rata according to the aggregate outstanding principal balance of the Notes against any and all liabilities and expenses which may be incurred by it by reason of taking or continuing to take any such action. In the event that the Agent, having been so indemnified, or not being indemnified to its reasonable satisfaction, shall fail or refuse so to proceed, any Bank shall be entitled to take such action as it shall deem appropriate to enforce its rights hereunder and under its Notes with the consent of the Majority Banks, it being understood and intended that no one or more of the holders of the Notes shall have any right to enforce payment thereof except as provided in this paragraph 9 and in paragraph 12.
If an Event of Default shall have occurred and shall be continuing, the Agent may, and at the request of the Majority Banks shall, notify the Company (by telephone or otherwise) that all or such lesser amount as the Majority Banks shall designate of the outstanding LIBOR Loans automatically shall be converted to Alternate Base Rate Loans, in which event such LIBOR Loans automatically shall be converted to Alternate Base Rate Loans on the date such notice is given. If such notice is given, notwithstanding anything in paragraph 2.7 to the contrary, no Alternate Base Rate Loan may be converted to a LIBOR Loan if an Event of Default has occurred and is continuing at the time the Company shall notify the Agent of its election to so convert.
2.  THE  AGENT.10  THE  AGENT  The  Banks  and  the  Agent  agree  by  and among
    ----------
themselves  that:
    ----
     1.2  APPOINTMENT.10.1  APPOINTMENT FNB is hereby irrevocably designated the
          -----------
Agent by each of the other Banks to perform such duties on behalf of the other Banks and itself, and to have such powers, as are set forth herein and as are reasonably incidental thereto.
1.2  DELEGATION  OF  DUTIES,  ETC.10.2  DELEGATION OF DUTIES, ETC. The Agent may
     ----------------------------
execute any duties and perform any powers hereunder by or through agents or employees, and shall be entitled to consult with legal counsel and any accountant or other professional selected by it. Any action taken or omitted to be taken or suffered in good faith by the Agent in accordance with the opinion of such counsel or accountant or other professional shall be full justification and protection to the Agent.
1.2  INDEMNIFICATION.10.3  INDEMNIFICATION  The  Banks  agree  to  indemnify the
--------------------
Agent  in its capacity as such, to the extent not reimbursed by the Company, pro
----
rata according to their respective Commitments, from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or the Notes or any action taken or omitted to be taken or suffered in good faith by the Agent hereunder or thereunder, provided that no Bank shall be liable for any portion of any of the foregoing items resulting from the gross negligence or willful misconduct of the Agent. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly for its pro-rata share of any reasonable out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, administration or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement and the Notes, to the extent that the Agent, having sought reimbursement for such expenses from the Company, is not promptly reimbursed by the Company. Any reference herein and in any document executed in connection herewith, to the Banks providing an indemnity in form and substance reasonably satisfactory to the Agent prior to the Agent taking any action hereunder shall be satisfied by the Banks executing an agreement confirming their agreement to promptly indemnify the Agent in accordance with this paragraph 10.3.
1.2  EXCULPATORY  PROVISIONS.10.4  EXCULPATORY PROVISIONS Neither Agent, nor any
     -----------------------
of its officers, directors, employees or agents, shall be liable for any action taken or omitted to be taken or suffered by it or them hereunder or under the Notes, or in connection herewith or therewith, including without limitation any action taken or omitted to be taken in connection with any telephonic communication pursuant to paragraph 2.3 hereof, except that the Agent shall be liable for its own gross negligence or willful misconduct. The Agent shall not be liable in any manner for the effectiveness, enforceability, collectibility, genuineness, validity or the due execution of this Agreement or the Notes, or for the due authorization, authenticity or accuracy of the representations and warranties contained herein or in any other certificate, report, notice, consent, opinion, statement, or other document furnished or to be furnished hereunder, and the Agent shall be entitled to rely upon any of the foregoing believed by it to be genuine and correct and to have been signed and sent or made by the proper Person. The Agent shall not be under any duty or responsibility to any Bank to ascertain or to inquire into the performance or observance by the Company or any Subsidiary of any of the provisions hereof or of the Notes or of any document executed and delivered in connection herewith or therewith. Each Bank expressly acknowledges that the Agent has not made any representations or warranties to it and that no act taken by the Agent shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank acknowledges that it has taken and will continue to take such action and has made and will continue to make such investigation as it deems necessary to inform itself of the affairs of the Company and each Subsidiary, and each Bank acknowledges that it has made and will continue to make its own independent investigation of the creditworthiness and the business and operations of the Company and its Subsidiaries, and that, in entering into this Agreement, and in agreeing to make its Loans, it has not relied and will not rely upon any information or representations furnished or given by the Agent or any other Bank.
1.2  AGENT  IN  ITS  INDIVIDUAL  CAPACITY.10.5  AGENT IN ITS INDIVIDUAL CAPACITY
     ------------------------------------
With respect to its Loans and any renewals, extensions or deferrals of the payment thereof and any Note issued to or held by it, the Agent shall have the same rights and powers hereunder as any Bank, and may exercise the same as though it were not the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise requires, include the Agent in its individual capacity. FNB and its affiliates may accept deposits from, lend money to, act as trustee or other fiduciary in connection with transactions, including, without, limitation, interest rate hedging agreements or instruments, involving, and otherwise engage in any business with the Company and its affiliates and any Person who may do business with or own securities of the Company or any affiliate of the Company, all as if FNB were not the Agent hereunder and without any obligation to account or report therefor to any Bank.
1.2  KNOWLEDGE  OF DEFAULT.10.6  KNOWLEDGE OF DEFAULT It is expressly understood
     ---------------------
and agreed that the Agent shall be entitled to assume that no Event of Default has occurred and is continuing, unless the offices of the Agent who are responsible for matters concerning this Agreement shall have actual knowledge of such occurrence or shall have been notified in writing by a Bank that such Bank considers that an Event of Default has occurred and is continuing and specifying the nature thereof.
     In the event the Agent shall have acquired actual knowledge of any Event of Default, it shall promptly give notice thereof to the Banks.
     1.2  RESIGNATION  OF  AGENT.10.7  RESIGNATION  OF AGENT2 If at any time the
          ----------------------
Agent deems it advisable, in its sole discretion, it may submit to each of the Banks a written notification of its resignation as Agent under this Agreement, such resignation to be effective on the earlier to occur of (a) the forty-fifth
(45th) day after the date of such notice or (b) the date upon which a successor Agent accepts its appointment as successor Agent. If the Agent resigns hereunder, the Company shall have the right to appoint, with the prior written approval of the Banks, which approval shall not be unreasonably withheld, a successor Agent hereunder, provided, however that upon the occurrence and during the continuance of an Event of Default, the Banks shall have the right to appoint such successor Agent hereunder without the consent or approval of the
Company. The successor Agent shall be a commercial bank or other financial institution organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Agent hereunder, and the retiring Agent shall be discharged from any further duties and obligations under this Agreement. The Company and the Banks agree to execute such documents as shall be necessary to effect such appointment. After the retiring Agent's resignation or removal hereunder, the provisions of this paragraph 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while the Agent under this Agreement. If at any time hereunder there shall not be a duly appointed and acting Agent, the Company agrees to make each payment due hereunder and under the Notes directly to the Banks entitled thereto.
1.2  REQUESTS  TO  THE  AGENT.10.8  REQUESTS  TO THE AGENT Whenever the Agent is
     ------------------------
authorized and empowered hereunder on behalf of the Banks to give any approval or consent, or to make any request, or to take any other action on behalf of the
     Banks, the Agent shall be required to give such approval or consent, or to make such request or to take such other action only when so requested in writing by the Majority Banks subject, however, to the provisions of paragraph 13.
2.  NOTICES.11  NOTICES
-----------
     1.2  MANNER  OF  DELIVERY.11.1  MANNER  OF  DELIVERY  Except  as  otherwise
          --------------------
specifically provided herein, all notices and demands shall be in writing and shall be mailed by certified mail return receipt requested or sent by telegram, telecopy or telex or delivered in person or by nationally recognized overnight courier, and all statements, reports, documents, consents, waivers, certificates and other papers required to be delivered hereunder shall be mailed by first-class mail or delivered in person, in each case to the respective parties to this Agreement as follows:
     if  to  the  Company,  to:
Green  Mountain  Power  Corporation
163  Acorn  Lane
Colchester,  VT  05446-6611
Attention:  Robert  J.  Griffin,  Treasurer  &  Controller
Telephone:  802-655-8452
Telecopy:  802-655-8550

     with  a  copy  to:
Christopher  Gannon,  Esq.
Sheehey  Furlong  &  Behm  P.C.
30  Main  Street
P.O.  Box  66
Burlington,  Vermont  05402
Telephone:  (802)  864-9891
Telecopy:  (802)  864-6815

     if  to  the  Agent,  to:
Fleet  National  Bank
Specialized  Industries  -  Environmental  and  Power
100  Federal  Street
Mail  Stop:  MA5-100-09-08
Boston,  Massachusetts  02110
Attention:  Meghan  E.  Hinds,  Associate
Telephone:  (617)  434-3154
     Telecopy:  (617)  434-3652
     with  a  copy  to:
Andrew  P.  Strehle,  Esq.
Brown  Rudnick  Berlack  Israels  LLP
One  Financial  Center
Boston,  MA  02111
Telephone:  (617)  856-8200
Telecopy:  (617)  856-8201

     if  to  the  Banks,  to:
Fleet  National  Bank
Specialized  Industries  -  Environmental  and  Power
100  Federal  Street
Mail  Stop:  MA5-100-09-08
Boston,  Massachusetts  02110
Attention:  Meghan  E.  Hinds,  Associate
Telephone:  (617)  434-3154
Telecopy:  (617)  434-3652
     with  a  copy  to:
Andrew  P.  Strehle,  Esq.
Brown  Rudnick  Berlack  Israels  LLP
One  Financial  Center
Boston,  MA  02111
Telephone:  (617)  856-8200
Telecopy:  (617)  856-8201

Sovereign  Bank
175  State  Street,  MA1  SST  04-10
Boston,  MA  02109
Attention:  Robert  D.  Lanigan,  Senior  Vice  President
Telephone:  617-346-7384
Telecopy:  617-346-7350

or to such other Person or address as a party hereto shall designate to the other parties hereto from time to time in writing forwarded in like manner. Any notice or demand given in accordance with the provisions of this paragraph 11.1 shall be effective when received and any consent, waiver or other communication given in accordance with the provisions of this paragraph 11.1 shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which received by such party at its address specified above or, if sent by first class mail, on the third Business Day after the day when deposited in the mail, postage prepaid, and addressed to such party at such address, provided that a notice of change of address shall be deemed to be effective when actually received.
     1.2  DISTRIBUTION  OF  COPIES.11.2  DISTRIBUTION  OF  COPIES  Whenever  the
          ------------------------
Company is required to deliver any statement, report, document, certificate or other paper (other than Borrowing Request or Conversion/Continuation Request) to the Agent, the Company shall simultaneously deliver a copy thereof to each Bank.
1.2  NOTICES  BY THE AGENT OR A BANK.11.3  NOTICES BY THE AGENT OR A BANK In the
     -------------------------------
event that the Agent or any Bank takes any action or gives any consent or notice provided for by this Agreement, notice of such action, consent or notice shall be given forthwith to all the Banks by the Agent or the Bank taking such action or giving such consent or notice, provided that the failure to give any such notice shall not invalidate any such action, consent or notice in respect of the Company.
2.  RIGHT  OF  SET-OFF.12  RIGHT  OF  SET-OFF  Regardless of the adequacy of any
    ------------------
collateral, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby expressly and irrevocably authorized by the Company at any time and from time to time, without notice to the Company, to set-off, appropriate, and apply all moneys, securities and other Property and the proceeds thereof now or hereafter held or received by or in transit to such Bank from or for the account of the Company, whether for safekeeping, pledge, transmission, collection or otherwise, and also upon any and all deposits (general and special), account balances and credits of the Company with such Bank at any time existing against any and all obligations of the Company to the Banks and to each of them arising under this Agreement, the Letters of Credit, and the Notes, and the Company shall continue to be liable to each Bank for any deficiency with interest at the rate or rates set forth in subparagraph 2.8(b). Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to any obligations of the Company to such Bank, other than obligations evidenced by the Notes held by such Bank, such amount shall be applied ratably to such other obligations and to the obligations evidenced by all such Notes held by such Bank and (b) if such Bank shall receive from the Company, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by such Bank by proceedings against the Company at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by each Bank, its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.
2.  AMENDMENTS  WAIVERS  AND CONSENTS.13  AMENDMENTS WAIVERS AND CONSENTS Except
    ---------------------------------
as otherwise expressly set forth herein, with the written consent of the Majority Banks, the Agent shall, subject to the provisions of this paragraph 13, from time to time enter into agreements amendatory or supplemental hereto with the Company for the purpose of changing any provisions of this Agreement or the Notes, or changing in any manner the rights of the Banks, the Agent or the Company hereunder and thereunder, or waiving compliance with any provision of this Agreement or consenting to the non-compliance thereof. Notwithstanding the foregoing, the consent of all of the Banks shall be required with respect to any amendment, waiver or consent (i) increasing the Aggregate Commitments or the Commitment of any Bank, (ii) postponing or extending the Revolving Credit Termination Date or the Maturity Date, or the time of payment of interest on or principal of, or the principal amount of any Loan, or the time of payment of any fees hereunder, (iii) decreasing the rate of interest on or the amount of any fees hereunder; or (iv) modifying this paragraph 13 or the definition of "Majority Banks". Any such amendment or supplemental agreement, waiver or consent shall apply equally to each of the Banks and shall be binding on the Company and all of the Banks and the Agent. Any waiver or consent shall be for such period and subject to such conditions or limitations as shall be specified therein, but no waiver or consent shall extend to any subsequent or other Event of Default, or impair any right or remedy consequent thereupon. In the case of any waiver or consent, the rights of the Company, the Banks and the Agent under this Agreement and the Notes shall be otherwise unaffected. Nothing contained herein shall be deemed to require the Agent to obtain the consent of any Bank with respect to any change in the amount or terms of payment of the Agent's Fees. The Company shall be entitled to rely upon the provisions of any such amendatory or supplemental agreement, waiver or consent if it shall have obtained any of the same in writing from the Agent who therein shall have represented that such agreement, waiver or consent has been authorized in accordance with the provisions of this paragraph 13.
2.  OTHER  PROVISIONS.14  OTHER  PROVISIONS
    -----------------
     1.2  NO  WAIVER  OF  RIGHTS  BY  THE BANKS.14.1  NO WAIVER OF RIGHTS BY THE
          -------------------------------------
BANKS  No  failure  on  the part of the Agent or of any Bank to exercise, and no delay in exercising, any right or remedy hereunder or under the Notes shall operate as a waiver thereof, except as provided in paragraph 13, nor shall any single or partial exercise by the Agent or any Bank of any right, remedy or power hereunder or under the Notes preclude any other or future exercise thereof, or the exercise of any other right, remedy or power. The rights, remedies and powers provided herein and in the Notes are cumulative and not exclusive of any other rights, remedies or powers which the Agent or the Banks or any holder of a Note would otherwise have. Notice to or demand on the Company in any circumstance in which the terms of this Agreement or the Notes do not require notice or demand to be given shall not entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or any Bank or the holder of any Note to take any other or further action in any circumstances without notice or demand.
1.2  HEADINGS;  PLURALS.14.2  HEADINGS;  PLURALS  Paragraph  and  subparagraph
     ------------------
headings  have  been  inserted  herein  for  convenience  only  and shall not be
     -
construed  to  be  a  part  of  this  Agreement.  Unless  the  context otherwise
     -
requires,  words  in  the  singular  number include the plural, and words in the
     -
plural  include  the  singular.
1.2  COUNTERPARTS.14.3  COUNTERPARTS  This  Agreement  may  be  executed  in any
     ------------
number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Agreement or of any document required to be executed and delivered in connection herewith or therewith to produce or account for more than one counterpart.
1.2  SEVERABILITY.14.4  SEVERABILITY  Every  provision of this Agreement and the
     ------------
Notes is intended to be severable, and if any term or provision hereof or thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.
1.2  INTEGRATION.14.5  INTEGRATION  All  exhibits  to  this  Agreement  shall be
     -----------
deemed to be a part of this Agreement. This Agreement, the exhibits hereto and the Notes embody the entire agreement and understanding between the Company, the
     Agent and the Banks with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the Company, the Agent and the Banks with respect to the subject matter hereof and thereof.
1.2  SALES  AND  PARTICIPATIONS  IN  LOANS  AND  NOTES;  SUCCESSORS AND ASSIGNS,
     ---------------------------------------------------------------------------
SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.14.6  SALES AND PARTICIPATIONS IN
     -----------------------------------------
LOANS AND NOTES, SUCCESSORS AND ASSIGNS, SURVIVAL OF REPRESENTATIONS AND WARRANTIES
     (f) Each Bank shall have the right with the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed), provided, however, that no such consent shall be required after and during the continuance of an Event of Default, upon written notice to the Agent and the Company to sell, assign, transfer or negotiate all or any part (but not less than $5,000,000, unless it is such Bank's entire Commitment) of the Loans and the Notes and its Commitment to one or more commercial banks or other financial institutions including, without limitation, the Banks. In the case of any sale, assignment, transfer or negotiation of all or any such part of the Loans, the
Notes, or interests in respect of Letters of Credit authorized under this paragraph 14.6(a), the assignee or transferee shall have, to the extent of such sale, assignment, transfer or negotiation, the same rights, benefits and obligations as it would if it were a Bank hereunder and a holder of such Note or interests in respect of Letters of Credit, including, without limitation, (x) the right to approve or disapprove of actions which in accordance with the terms hereof, require the approval of the Majority Banks (y) the obligation to fund Loans directly to the Agent pursuant to paragraph 2.3; and (z) obligations in respect of Letters of Credit under paragraph 2.2.
(f) Notwithstanding paragraph 14.6(a), each Bank may grant participations in all or any part of its Loans, Notes, and interests in respect of Letters of Credit to one or more commercial banks, insurance companies, or other financial institutions, pension funds or mutual funds; provided that (i) any such disposition shall not, without the prior written consent of the Company, require the Company to file a registration statement with the Securities and Exchange Commission or apply to qualify the Loans, Notes, interests in respect of Letters of Credit under the blue sky laws of any state and (ii) the holder of any such participation, other than an Affiliate of such Bank, shall not have any rights or obligations hereunder and shall not be entitled to require such Bank to take or omit to take any action hereunder except action directly affecting the extension of the maturity of any portion of the principal amount of, or interest on, the Loan allocated to such participation, or a reduction of the principal amount of, or the rate of interest payable on, such Loans or interests in respect  of  Letters  of  Credit.
(f) Notwithstanding the foregoing provisions of this paragraph 14.6, each Bank may at any time and from time to time sell, assign, transfer, or negotiate all or any part of the Loans or interests in respect of Letters of Credit to any Affiliate of such Bank; provided that an Affiliate to whom such disposition has been made shall not be considered a "Bank", and the assigning Bank shall be considered not to have disposed of any Loans or interests in respect of Letters of Credit so assigned for purposes of determining the Majority Banks under any provision hereof, but such Affiliate shall otherwise be considered a "Bank", and the assigning Bank shall otherwise be considered to have disposed of any Loans or interests in respect of Letters of Credit so assigned, for purposes hereof, including, without limitation, paragraphs 3.1 and 12 hereof.
(f) In addition, notwithstanding anything to the contrary contained in this paragraph 14.6, any Bank may at any time and from time to time pledge or assign all or any portion of its rights under this Agreement with respect to its Loans, its Commitments, interests in respect of Letters of Credit and its Notes to any of the twelve (12) Federal Reserve Banks. No such pledge or assignment or enforcement thereof shall release the assignor Bank from its obligations hereunder.
(f) No Bank shall, as between the Company and such Bank, be relieved of any of its obligations hereunder as a result of granting participations in all or any part of the Loans or interests in respect of Letters of Credit and the Notes of such Bank or other obligations owed to such Bank.
(f) This Agreement shall be binding upon and inure to the benefit of the Banks, the Agent and the Company and their respective successors and assigns. All covenants, agreements, warranties and representations made herein, and in all certificates or other documents delivered in connection with this Agreement by or on behalf of the Company shall survive the execution and delivery hereof and thereof, and all such covenants, agreements, representations and warranties shall inure to the respective successors and assigns of the Banks and the Agent whether or not so expressed.
(f) The Agent shall maintain a copy of each assignment delivered to it and a register or similar list for the recordation of the names and addresses of the Banks and the Commitment Percentages of the Banks and the principal amount of the Loans, Notes, and interests in respect of Letters of Credit assigned from time to time. The entries in such register shall be conclusive, in the absence of manifest error and provided that any required consent of the Company has been obtained, and the Company, the Agent and the Banks may treat each Person whose name is recorded in such register as a Bank hereunder for all purposes of this Agreement. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of Three Thousand Five Hundred Dollars ($3,500).
     1.2  APPLICABLE  LAW.14.7  APPLICABLE  LAW This Agreement and the Notes are
          ---------------
being delivered in and are intended to be performed in The Commonwealth of Massachusetts and shall be construed and enforceable in accordance with, and be governed by, the internal laws of The Commonwealth of Massachusetts without regard to its principles of conflict of laws.
1.2  INTEREST.  14.8  INTEREST At no time shall the interest rate payable on the
     --------
Loans and Notes, together with the Facility Fee, the Closing Fee, the Usage Fee, the Agent's Fees, the Fronting Fee and any other fee in connection with the Letters of Credit, and all other fees and amounts payable hereunder, to the extent same are construed to constitute interest, exceed the maximum rate of interest permitted by law. The Company acknowledges that to the extent interest payable on the Loans and Notes is based on the Alternate Base Rate, such rate is only one of the bases for computing interest on loans made by the Banks, and by basing interest payable on the Loans and Notes on the Alternate Base Rate, the Banks have not committed to charge, and the Company has not in any way bargained for, interest based on a lower or the lowest rate at which the Banks may now or in the future make loans to other borrowers.
1.2  ACCOUNTING  TERMS  AND PRINCIPLES.14.9  ACCOUNTING TERMS AND PRINCIPLES All
     ---------------------------------
accounting terms not herein defined by being capitalized shall be interpreted in accordance  with  GAAP,  unless  the  context otherwise expressly requires.
1.2  WAIVER  OF  TRIAL BY JURY.14.10  WAIVER OF TRIAL BY JURY THE COMPANY HEREBY
------------------------------
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED
     OR NOT PROHIBITED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, THE COMPANY HEREBY ACKNOWLEDGES THAT NO REPRESENTATIVE OF THE AGENT OR THE BANKS OR COUNSEL TO THE AGENT OR THE BANKS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR THE BANKS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE SUCH WAIVER. THE COMPANY ACKNOWLEDGES THAT THE AGENT AND THE BANKS HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.
     1.2  CONSENT  TO  JURISDICTION.14.11  CONSENT  TO  JURISDICTION THE COMPANY
          -------------------------
HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED OR NOT PROHIBITED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT.
     1.2  SERVICE  OF PROCESS.14.12  SERVICE OF PROCESS PROCESS MAY BE SERVED IN
          -------------------
ANY SUIT, ACTION, COUNTERCLAIM OR PROCEEDING OF THE NATURE REFERRED TO IN PARAGRAPH 14.11 BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE ADDRESS OF THE COMPANY SET FORTH IN PARAGRAPH 11.1 OR TO ANY OTHER ADDRESS OF WHICH THE COMPANY SHALL HAVE GIVEN WRITTEN NOTICE TO THE AGENT. THE COMPANY HEREBY AGREES THAT SUCH SERVICE
(I) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION, COUNTERCLAIM OR PROCEEDING, AND (II) SHALL TO THE FULLEST EXTENT PERMITTED OR NOT PROHIBITED BY APPLICABLE LAW, BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT.
1.2  NO  LIMITATION  ON  SERVICE OR SUIT14.13  NO LIMITATION ON SERVICE OR SUIT.
----------------------------------------
NOTHING  IN  THE  LOAN  DOCUMENTS,  OR  ANY  MODIFICATION,  WAIVER, OR AMENDMENT
--
THERETO, SHALL AFFECT THE RIGHT OF THE AGENT OR ANY BANK TO SERVE PROCESS IN ANY
--
     OTHER MANNER PERMITTED BY LAW OR LIMIT THE RIGHT OF THE AGENT OR ANY BANK TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION OR JURISDICTIONS.
2.  OTHER  OBLIGATIONS  OF  THE  COMPANY.15  OTHER  OBLIGATIONS  OF  THE COMPANY
----------------------------------------
     1.2  TAXES  AND  FEES.15.1  TAXES AND FEES Should any tax (other than a tax
          ----------------
based upon the net income of any Bank), recording or filing fee become payable in respect of this Agreement or the Notes or any amendment, modification or supplement hereof or thereof, the Company agrees to pay the same together with any interest or penalties thereon and agrees to hold the Agent and the Banks harmless with respect thereto.
1.2  EXPENSES15.2  EXPENSES.  Whether  or  not  the transactions contemplated by
     --------              -
this Agreement shall be consummated, the Company agrees to pay the reasonable out-of-pocket expenses of the Agent (including the reasonable fees and expenses of counsel to the Agent and, without limitation, Special Counsel) in connection with the preparation, reproduction, execution and delivery of this Agreement and the Notes and the other exhibits annexed hereto, and any modifications, waivers, consents or amendments hereto and thereto, and the Company further agrees to pay the reasonable out-of-pocket expenses of the Agent and the Banks (including the reasonable fees and expenses of their respective counsel) incurred in connection with the interpretation and enforcement of any provision of this Agreement or collection under the Notes, whether or not suit is instituted.
     1.2  INDEMNIFICATION15.3  INDEMNIFICATION.
          ---------------
     The Company shall indemnify, defend, and hold the Banks and Agent and any of their respective employees, officers, or agents (each, an "Indemnified Person") harmless of and from any claim brought or threatened against any Indemnified Person by the Company, any guarantor or endorser of the liabilities obligations of the Company hereunder or under the Notes, or any other Person (as well as from attorneys' reasonable fees, expenses, and disbursements in connection therewith) on account of the relationship of the Company or of any other guarantor or endorser of the liabilities and obligations of the Company hereunder or under the Notes (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Banks' or Agent's selection, but at the expense of the Company) other than any claim as to which a final determination is made in a judicial proceeding (in which the Banks or Agent and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith. This indemnification shall survive payment of the liabilities and obligations of the Company hereunder or under the Notes and/or any termination, release, or discharge executed by the Banks or Agent in favor of the Company, other than a termination, release, or discharge duly executed on behalf of the Banks or Agent which makes specific reference to this Section 15.3.
     1.2  LOST  NOTES.  15.4  LOST  NOTES  Upon  receipt  of  an affidavit of an
          -----------
officer of any Bank as to the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, Company will issue, in lieu thereof, a replacement note in the same principal amount thereof and otherwise of like tenor.
1.2  TRANSITIONAL  ARRANGEMENTS15.5  TRANSITIONAL ARRANGEMENTS.  This Agreement,
     --------------------------
upon the satisfaction of each of the conditions set forth in Sections 5 and 6 shall amend, replace and supercede the Credit Agreement, provided that each of the obligations and liabilities outstanding under the Credit Agreement shall become obligations and liabilities under this Agreement and all interest, fees and charges payable under the Credit Agreement shall continue in effect and be payable as provided under this Agreement subject to any change or modification thereto that is provided in this Agreement.
2. EFFECTIVE DATE.16 EFFECTIVE DATE This Agreement shall be effective as an instrument under seal as of the date first set forth above (the "Effective Date").
            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.
     GREEN  MOUNTAIN  POWER  CORPORATION


     By:  /s/Robert  J.  Griffin
     Title:  Chief  Financial  Officer

     FLEET  NATIONAL  BANK,
     Individually  and  as  agent
Domestic  Lending  Office:
      Office  listed  in  paragraph  11.1
     By:  Richard  D.  Hill,  Jr.
LIBOR  Lending  Office:     Title:  Managing  Director
 Office  listed  in  paragraph  11.1
     SOVEREIGN  BANK
Domestic  Lending  Office
 Office  listed  in  paragraph  11.1
     By:  /s/Robert  D.  Lanigan
LIBOR  Lending  Office     Title:  Senior  Vice  President
 Office  listed  in  paragraph  11.1

                                    EXHIBIT A
                                    ---------
      REVOLVING CREDIT COMMITMENTSEXHIBIT A - REVOLVING CREDIT COMMITMENTS
      ----------------------------
 Bank     Revolving Credit Commitment     Revolving Credit Commitment Percentage
                                          --------------------------------------
                   Fleet National Bank     $19,500,000     65%
                   -------------------     -----------     ---
                     Sovereign Bank     $10,500,000     35%
                     --------------     -----------     ---
         Aggregate Revolving Credit Commitments     $30,000,000     100%
         --------------------------------------     -----------     ----

                 EXHIBIT BEXHIBIT B - PRICING GRID/FACILITY FEE
                 ---------
                            PRICING GRID/FACILITY FEE
                              SCHEDULE ISCHEDULE I
                              ----------
               Green Mountain Power Corporation Loan Pricing Grid*


                            Senior Secured     Applicable
Pricing  Level     Rating     Margin**

          80.0
                       I     Greater  than  or=BBB+/Baal
                                           100.0
                                II     = BBB/Baa2

                          III     =BBB-/Baa3     137.5
                       Less  than BBB-/Baa3     175.0
IV     (or  no  Debt  Rating)

For purposes of the foregoing, following the conversion of any Revolving Credit Loan to a Term Loan in accordance with paragraph 2.16, the Applicable Margin set forth in the table above shall be increased by 25.0 basis points at all levels.
*     The  applicable  pricing  level  is  based  upon  the  Debt  Rating.
**     Expressed  as  basis  points.
                             SCHEDULE IISCHEDULE II
                             -----------
              Green Mountain Power Corporation Facility Fee Grid***
                                    Senior Secured
                  Pricing Level     Rating     Facility Fee****

                                           15.0
                        I     Greater  than  or=BBB+/Baal
                                           17.5
                                II     = BBB/Baa2
                                           25.0
                               III     =BBB-/Baa3
                                  Less  than BBB-/Baa3
                             (or no Debt Rating)     50.0
                                       IV



For purposes of the foregoing, following the conversion of any Revolving Credit Loan to a Term Loan in accordance with paragraph 2.16, the Facility Fee set forth in the table above shall be increased by 25.0 basis points at all levels. *** Based upon the Debt Rating.
                        ****  Expressed in basis points.

                 EXHIBIT CEXHIBIT C - FORM OF BORROWING REQUEST
                 ---------

                            FORM OF BORROWING REQUEST
                            -------------------------

                               ___________, _____

Fleet  National  Bank
100  Federal  Street
Boston,  Massachusetts  02110

Attention:  Francia  Castillo
            Telephone:  (617)  346-0626
            Telecopy:  (617)  346-0595

Re: Fourth Amended and Restated Credit Agreement dated as of June 16, 2004, as further amended from time to time, by and among Green Mountain Power Corporation, the signatory Banks thereto and Fleet National Bank, as Agent (the "Agreement")

     Capitalized terms herein which are defined in the Agreement shall have the meanings therein defined.

     Pursuant to paragraph 2.1 of the Agreement, the Company hereby gives notice of its intention to effect a Borrowing as a Revolving Credit Loan in the amount of $______ on ______, _____.

     Pursuant to paragraph 2.3 of the Agreement, the Company has elected to have the following portions of such Borrowing be subject to the Type and Interest Period(s) set forth below:
                                                            Interest
               Type               Amount               Period
               ----               ------               ------
     1.
     2.
     3.
     4.
     5.

     The Company hereby certifies that on the date hereof and on the Borrowing Date set forth above, and after giving effect to the Loans to be made on such Borrowing Date:

     (a) The Company is and shall be in compliance with all the terms, covenants and conditions of the Agreement.

     (b) There exists and there shall exist no Event of Default under the Agreement.

     (c) The Company represents and warrants that each of the material representations and warranties contained in the Agreement is and shall be true and correct in all material respects with the same force and effect as if made on and as of the date hereof and as of the Borrowing Date, except such representations and warranties as specifically refer to an earlier date; and

     (d) No event has occurred or failed to occur, that has had or would reasonably be expected to have, either alone or in conjunction with all other such events and failures, a Material Adverse Effect since the date of the last Borrowing Date.

     The Company hereby certifies that on the date hereof the Debt Rating of the Company is ____ according to Standard & Poor's Corporation and ______ according to Moody's Investor Service.

     The undersigned hereby certifies that he/she is the chief financial officer of the Company.

     IN WITNESS WHEREOF, the undersigned has caused this Borrowing Request and certification to be executed as of the date and year first above written.

                                    GREEN  MOUNTAIN  POWER  CORPORATION


                                    By:  /s/Robert  J.  Griffin
                                    Title:  Chief  Financial  Officer

               EXHIBIT DEXHIBIT D - FORM OF REVOLVING CREDIT NOTES
               ---------
                        [FORM OF REVOLVING CREDIT NOTES]
                        --------------------------------

                              REVOLVING CREDIT NOTE
                              ---------------------
                                ([NAME OF BANK])
                                ----------------

Boston,  Massachusetts
$________________                         June  16,  2004

     For value received, GREEN MOUNTAIN POWER CORPORATION, a Vermont corporation ("Company"), hereby promises to pay to the order of__________________________________ (the "Bank") at the offices of FLEET
NATIONAL BANK (the "Agent"), 100 Federal Street, Boston, Massachusetts, in lawful money of the United Sates of America, the principal amount of each Revolving Credit Loan made by the Bank to the Company pursuant to the Fourth Amended and Restated Credit Agreement, dated as of June 16, 2004, by and among the Company, the signatory Banks thereto and the Agent (as the same may be further amended from time to time the "Agreement"), on the Revolving Credit Termination Date, together with interest on the unpaid principal amount of each Revolving Credit Loan, from the date of each Revolving Credit Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as is provided or determined under the Agreement. In no event shall the interest rate payable hereon exceed the maximum rate of interest permitted by law. Capitalized terms used herein which are defined in the Agreement shall have the meanings therein defined.
     The principal amount of each Revolving Credit Loan made by the Bank to the Company, and all prepayments made on account of such principal, by the Company shall be recorded by the Bank on the schedule attached hereto. The aggregate unpaid principal balance of all Loans made by the Bank and set forth in such schedule shall be presumptive evidence of the principal balance owing and unpaid on this Revolving Credit Note. The Bank may attach one or more continuations to such schedule as and when required.
This note is one of the Revolving Credit Notes referred to in the Agreement and is entitled to the benefits of, and is subject to the terms, set forth in the Agreement. The principal of this note is prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. All payments on this note shall be made in funds immediately available in Boston, Massachusetts, by 12:00 noon, Boston time, on the due date for such payment. Except as otherwise expressly provided in the Agreement, if any payment on this note becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next Business Day and interest shall be payable at the rate or rates specified in the Agreement during such extension period.
Presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived, except as specifically otherwise provided in paragraph 9 of the Agreement.
This note is being delivered under seal in, is intended to be performed in, shall be construed and enforceable in accordance with, and be governed by the internal laws of, the Commonwealth of Massachusetts without regard to principles of conflict of laws.
This note may be amended only an instrument in writing executed pursuant to the provisions of paragraph 13 of the Agreement.
GREEN  MOUNTAIN  POWER  CORPORATION

By:  ______________________________________
Title:  _____________________________________

                        GRIDGRID - REVOLVING CREDIT NOTE
                        ----
                              REVOLVING CREDIT NOTE
                              ---------------------

          Amount  of     Notation
Date     Amount  of  Loan     Principal  Repaid     Made  By
----     ----------------     -----------------     --------
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

          EXHIBIT EEXHIBIT E - FORM OF CONVERSION/CONTINUATION REQUEST
          ---------
                     FORM OF CONVERSION/CONTINUATION REQUEST
                     ---------------------------------------

Fleet  National  Bank
100  Federal  Street
Boston,  Massachusetts  02110

Attention:  Francia  Castillo
            Telephone:  (617)  346-0626
            Telecopy:  (617)  346-0595

Re:   Fourth Amended and Restated Credit Agreement dated as of June 16, 2004, as further amended from time to time, by and among Green Mountain Power Corporation, the signatory Banks thereto and Fleet National Bank, as Agent (the "Agreement")

     Capitalized terms herein which are defined in the Agreement shall have the meanings therein defined.

     Pursuant to paragraph 2.7 of the Agreement, the Company hereby gives notice of its intention to effect a [EITHER:] [continuation][conversion] of a Borrowing under paragraph 2.1 (Revolving Credit Loans) as [EITHER:] [a LIBOR Loan][an Alternate Base Rate Loan] in the amount of $______ on ______, _____.

     Pursuant to paragraph 2.3 of the Agreement, the Company has elected to have the following portions of such Borrowing be subject to the Type and Interest Period(s) set forth below:
     Interest
          Loan          Type          Amount          Period
          ----          ----          ------          ------
     1.
     2.
     3.
     4.
     5.

     The Company hereby certifies that on the date hereof and on the date of conversion/continuation set forth above, and after giving effect to the Loans to be converted and/or continued:

     (a) The Company is and shall be in compliance with all the terms, covenants and conditions of the Agreement.

     (b) There exists and there shall exist no Event of Default under the Agreement.

     (c) The Company represents and warrants that each of the material representations and warranties contained in the Agreement is and shall be true and correct in all material respects with the same force and effect as if made on and as of the date hereof and as of the Borrowing Date, except such representations and warranties as specifically refer to an earlier date;

     (d) No event has occurred or failed to occur, that has had or would reasonably be expected to have, either alone or in conjunction with all other such events and failures, a Material Adverse Effect since the date of the last Borrowing Date; and

     (e) In the reasonable opinion of the undersigned, there is no event that is likely to occur or is likely to fail to occur, which would have or would reasonably be expected to have, either alone or in conjunction with all other such events and failures as have occurred or are likely to occur, a Material Adverse Effect.

     The Company hereby certifies that on the date hereof the Debt Rating of the Company is ____ according to Standard & Poor's Corporation and ______ according to Moody's Investor Service.

     The undersigned hereby certifies that he/she is the chief financial officer of the Company.

     IN WITNESS WHEREOF, the undersigned has caused this Notice of Conversion/Continuation and certification to be executed as of the date and year first above written.

                                    GREEN  MOUNTAIN  POWER  CORPORATION


                                    By:  ______________________________
     Title:  Chief  Financial  Officer

                        EXHIBIT FEXHIBIT F - SUBSIDIARIES
                        ---------

                                  SUBSIDIARIES
                                  ------------



      Name  of  Subsidiary                              State  of  Incorporation
      --------------------                              ------------------------


Green  Mountain  Power  Investment  Company               Vermont

GMP  Real  Estate  Corporation                           Vermont

Northern  Water  Resources,  Inc.
  (formerly  Mountain  Energy,  Inc.)                    Vermont

Vermont  Energy  Resources,  Inc.                        Vermont

           EXHIBIT GEXHIBIT G - FORM OF OPINION OF COUNSEL TO COMPANY
           ---------

                      FORM OF OPINION OF COUNSEL TO COMPANY
                      -------------------------------------


     June  16,  2004


TO:         THE  PARTIES  LISTED  IN  SCHEDULE  A  ATTACHED  HERETO
RE:         Fourth  Amended  and Restated Credit Agreement, dated as of June 16,
2004, by and among Green Mountain Power Corporation, the signatory Banks thereto and Fleet National Bank, as Agent (the "Credit Agreement")
Gentlemen:
     We have acted as counsel to Green Mountain Power Corporation, a Vermont corporation (the "Company"), in connection with the authorization, execution and delivery by the Company of the Credit Agreement.
This opinion is delivered to you pursuant to Section 5.4 of the Credit Agreement and the terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement, unless otherwise defined herein.
In connection with this opinion, we have examined and are familiar with originals or copies authenticated to our satisfaction of the Credit Agreement and the Revolving Credit Notes, each as executed and delivered by the Company, together with such corporate documents and records of the Company, certificates of public officials and officers of the Company and such other documents as we deemed necessary or appropriate for the purposes of this opinion.
As  to  questions  of  fact  relevant  to the opinions expressed herein, we have relied upon all of the foregoing, and have assumed the accuracy of representations and warranties made to you by the Company in the Credit Agreement and the Loan Documents, and statements and certificates of the Company and its officers and directors made or delivered to you or to us.
Whenever we have indicated that an opinion stated herein is based on our knowledge, it is intended to signify that during the course of our representation as herein described, no information has come to our attention after due inquiry which would give us actual knowledge of the existence or absence of facts which would require an opinion other than that stated herein. For the purposes of this opinion, we have assumed that all items submitted to us as originals are authentic and all signatures thereon are genuine, all items submitted to us as copies conform to the originals, and each such item has been duly executed and delivered by each party, other than the Company, pursuant to due authorization and is such party's legal, valid and binding obligation, enforceable against such party in accordance with its respective terms. We have also assumed that the records examined are currently and correctly indexed and that all oral statements made to us by governmental officials with respect to the content of public records were correct and complete.
We are attorneys admitted to practice in the State of Vermont, and we express no opinion as to any laws other than the federal laws of the United States and the laws of the State of Vermont. The Credit Agreement provides that it is to be construed in accordance with and governed by the internal laws of the Commonwealth of Massachusetts. With respect to such matters as to which the law of the Commonwealth of Massachusetts may apply (including, without limitation, Paragraph 10 hereof), at your request and with your permission, we have assumed that the laws of the Commonwealth of Massachusetts are the same as the laws of the State of Vermont.
Based upon and relying solely upon the foregoing, subject to the comments and qualifications herein expressed and limited in all respects to the laws of the State of Vermont and the United States, we are of the opinion that:
1. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Vermont and (b) has all requisite corporate power and authority to own its Property and to carry on its business as now conducted. The Company and each subsidiary is duly qualified to do business in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect on the Company and its Subsidiaries on a Consolidated basis.
     2. The Company has full corporate power and authority to enter into, execute, deliver and carry out the terms of the Credit Agreement and to make the borrowings contemplated thereby, and to execute, deliver and carry out the terms of the Revolving Credit Notes and to incur the obligations provided for therein and in the Credit Agreement, all of which have been duly authorized by all proper or necessary corporate action on its part and are in full compliance with its Articles of Incorporation and By-Laws. No consent or approval of, or exemption by, shareholders or any Governmental Body is required to authorize, or is required in connection with the execution, delivery and performance of, the Credit Agreement or the Revolving Credit Notes, or is required as a condition to the validity or enforceability of the Credit Agreement or the Revolving Credit Notes, except that, as noted in the Credit Agreement, based on the laws and regulations currently in effect, the Company may be required to obtain the consent of the VPSB (or a determination by the VPSB that such consent is not required) for the conversion of the Revolving Credit Loans into the Term Loans as contemplated by the Credit Agreement
3. The Credit Agreement and the Revolving Credit Notes constitute the valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by equitable principles (regardless whether such enforceability is considered in a proceeding in equity or in an action at law) and by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally.
4. To the best of our knowledge, after due inquiry, except for the matters set forth in the Designated Documents, there are no actions, suits or arbitration proceedings (whether or not purportedly on behalf of or against the Company or any Subsidiary) pending or, to the best of our knowledge after due inquiry, threatened against the Company or any Subsidiary, or maintained by the Company or any Subsidiary, in law or in equity before any Governmental Body, which if decided adversely to the Company or such Subsidiary could result in a Material Adverse Change in the Company and its Subsidiaries on a Consolidated basis, after giving effect to reserves reflected in the Financial Statements or the footnotes thereto. To the best of our knowledge, after due inquiry, there are no proceedings pending or, to the best of our knowledge, after due inquiry, threatened against the Company or any Subsidiary which call into question the validity or enforceability of the Credit Agreement or the Revolving Credit Notes.
5. To the best of our knowledge, after due inquiry, neither the Company nor any Subsidiary is in default under any agreement to which it is a party or by which it or any of its Property is bound, the effect of which could have a Material Adverse Effect on the Company and its Subsidiaries on a Consolidated basis. No provision of the Articles of Incorporation or By-Laws, and no provision of the Indenture of First Mortgage and Deed of Trust dated as of February 1, 1955, executed by the Company and the Chase National Bank of the City of New York, as amended to date (the "Indenture of First Mortgage"), statute (including, without limitation, any applicable usury or similar law), law, rule or regulation, and to the best of our knowledge, after due inquiry, no provision of any existing mortgage, indenture, contract, agreement, judgment, decree or order binding on the Company or any Subsidiary could in any way prevent the execution, delivery or carrying out of the terms of the Credit Agreement or the Revolving Credit Notes, and the taking of any such action will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien not permitted by paragraph 8.2 of the Credit Agreement upon the Property of the Company or any Subsidiary pursuant to the terms of any such mortgage, indenture, contract or agreement. With respect to the foregoing opinion, as it relates to the Indenture of First Mortgage, we have relied with your permission upon the opinion of Hunton & Williams, special counsel to the Company, a copy of which is attached hereto as Exhibit A.
     6. To the best of our knowledge, after due inquiry, neither the Company nor any Subsidiary is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Body applicable to the Company or such Subsidiary which default could have a Material Adverse Effect on the financial condition, property, prospects or operations of the Company and its Subsidiaries on a Consolidated basis. To the best of our knowledge, after due inquiry, each of the Company and each Subsidiary is complying in all material respects with all applicable material statutes and regulations of all Governmental Bodies, including ERISA, a violation of which could have a Material Adverse Effect on the financial condition, Property, prospects or operations of the Company and each Subsidiary on a Consolidated basis.
     7. The Company is not an "Investment Company" as such term is defined in the Investment Company Act of 1940, as amended.
8. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. If used in accordance with paragraph 2.13 of the Credit Agreement, no part of the proceeds of the Loans will be used (i) to purchase or carry any such margin stock, (ii) to extend credit to others for the purpose of purchasing or carrying any margin stock,
(iii) for a purpose which violates the provisions of Regulations T, U and X of the Board of Governors of the Federal Reserve System, as amended, or (iv) for a purpose which violates any other law, rule or regulation of any Governmental Body.
9. The Company is a public utility holding company under the Public Utility Holding Company Act of 1935, as amended, (the "Public Utility Act") and each of its Subsidiaries are "subsidiaries" of a "holding company" under the Public Utility Act. The Company and its Subsidiaries have filed an exemption statement under Section 3(a)(2) of the Public Utility Act and are therefore exempt from the provisions of the Public Utility Act, except for Section 9(a)(2) thereof (which prohibits the acquisition of securities of certain other utility companies without approval of the Securities and Exchange Commission). With respect to the foregoing opinion, we have relied with your permission upon the opinion of Hunton & Williams, special counsel to the Company, a copy of which is attached hereto as Exhibit A.
10. A Massachusetts court of competent jurisdiction, in a properly presented case, should uphold and give effect to the provisions in the Credit Agreement and the Revolving Credit Notes expressing the contractual choice of the parties thereto that such documents be construed in accordance with the laws of the Commonwealth of Massachusetts.
Notwithstanding the foregoing, we express no opinion about (a) the enforceability of the provisions in the Credit Agreement and in any other Loan Document constituting a purported waiver of the right to trial by jury, (b) the enforceability of the provision in the Credit Agreement constituting a purported submission to the jurisdiction of any court of the Commonwealth of Massachusetts or any federal court sitting in the Commonwealth of Massachusetts, or (c) the enforceability of the provision in the Credit Agreement constituting a purported authorization of service of process by mail.
These opinions are rendered solely for your use or the use of your successors and assigns in connection with the Credit Agreement and may not be used for any other purpose or reproduced without our prior written consent.

     Very  truly  yours,

                                   SCHEDULE A
                                   ----------

1.    Fleet  National  Bank
2.    Sovereign  Bank

     HUNTON  &  WILLIAMS  LLP
     200  PARK  AVENUE
     NEW  YORK,  NEW  YORK  10166-0136

     TEL      212-309-1000
     FAX     212-309-1100


     EDMOND  P.  MURPHY
     DIRECT  DIAL:  212-309-1205
     EMAIL:   emurphy@hunton.com

     FILE  NO:  35422.000001

June  16,  2004

Green  Mountain  Power  Corporation
163  Acorn  Lane
Colchester,  VT  05446

Sheehey  Furlong  &  Behm  P.C.
Gateway  Square
30  Main  Street
Burlington,  Vermont  05402

Re:   Green  Mountain  Power  Corporation

Dear  Sirs:
     You have requested our opinion with respect to (i) the status of Green Mountain Power Corporation, a Vermont corporation, and its subsidiaries (the "Company") under the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act") and (ii) certain matters relating to the Company's Indenture of First Mortgage and Deed of Trust, dated as of February 1, 1955, as supplemented and modified by seventeen supplemental indentures (collectively, the "Indenture") in connection with that Fourth Amended and Restated Credit Agreement, dated as of June 16, 2004 (as amended, the "Agreement"), by and among the Company, the Banks signatory thereto and Fleet National Bank, as agent, and the revolving credit notes being issued by the Company pursuant thereto (the "Revolving Credit Notes").
     In connection therewith, we have examined the Indenture, the statement filed by the Company each year on Form U-3A2 under the Holding Company Act, the Restated Articles of Association of the Company, as amended, its by-laws, as amended, and such other certificates and other documents and matters of law we have deemed necessary to enable us to render the opinion herein expressed.
     Based  on  the  foregoing,  we  are  of  the  opinion  that:
1. The Company is a public utility company under the Holding Company Act, and each of its subsidiaries is a subsidiary of a holding company under the Holding Company Act. The Company, including such subsidiaries, has filed an exemption statement under Section 3(a)(2) of the Holding Company Act and is exempt from the provisions of the Holding Company Act, except Section 9(a)(2) thereof (which prohibits the acquisition of securities of certain other utility companies without the approval of the Securities and Exchange Commission).
2. No provision of the Indenture could in any way prevent the execution, delivery or carrying out of the terms of the Agreement and the Revolving Credit Notes, and the taking of any such action will not constitute a default under, or result in the creation or imposition of, or obligation to create, any lien on the property mortgaged under the Indenture.
     We are members of the bar of the State of New York and express no opinion herein with respect to any laws other than the Holding Company Act (in the case of the opinion rendered in paragraph 1 hereof) and the laws of the State of New York and the United States of America (in the case of the opinion rendered in paragraph 2 hereof). This opinion may not be delivered to or relied upon any person other than the addressees hereof, except that we understand that Sheehey Furlong & Behm P.C. will rely on this opinion for the purpose of rendering its opinion to Fleet National Bank and Sovereign Bank in connection with financing to be obtained by the Company, and such reliance is hereby expressly permitted, and a copy of this opinion may be delivered to Fleet National Bank and Sovereign Bank National Association.
Very  truly  yours,



Edmond  P.  Murphy

                     EXHIBIT HEXHIBIT H - FORM OF TERM NOTES
                     ---------
                              [FORM OF TERM NOTES]
                              --------------------

                                    TERM NOTE
                                    ---------
                                ([NAME OF BANK])
                                ----------------

Boston,  Massachusetts
$________________                         June  15,  2005

     For value received, GREEN MOUNTAIN POWER CORPORATION, a Vermont corporation ("Company"), hereby promises to pay to the order of__________________________________ (the "Bank") at the offices of FLEET
NATIONAL BANK (the "Agent"), 100 Federal Street, Boston, Massachusetts, in lawful money of the United Sates of America, the principal amount of $___________________ or, if less, the aggregate unpaid principal amount of the Term Loans made by the Bank to the Company pursuant to the Fourth Amended and Restated Credit Agreement, dated as of June 16, 2004, by and among the Company, the signatory Banks thereto and the Agent (as the same may be further amended from time to time the "Agreement"), on the Maturity Date, together with interest on the unpaid principal amount of each Term Loan, from the date of the Term Loan Conversion Date until such principal amount is paid in full, at such interest rates, and payable at such times, as is provided or determined under the Agreement. In no event shall the interest rate payable hereon exceed the maximum rate of interest permitted by law. Capitalized terms used herein which are defined in the Agreement shall have the meanings therein defined.
     The principal amount of each Term Loan made by the Bank to the Company, and all prepayments made on account of such principal, by the Company shall be recorded by the Bank on the schedule attached hereto. The aggregate unpaid principal balance of all Loans made by the Bank and set forth in such schedule shall be presumptive evidence of the principal balance owing and unpaid on this Term Note. The Bank may attach one or more continuations to such schedule as and when required.
This note is one of the Term Notes referred to in the Agreement and is entitled to the benefits of, and is subject to the terms, set forth in the Agreement. The principal of this note is prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. All payments on this note shall be made in funds immediately available in Boston, Massachusetts, by 12:00 noon, Boston time, on the due date for such payment. Except as otherwise expressly provided in the Agreement, if any payment on this note becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next Business Day and interest shall be payable at the rate or rates specified in the Agreement during such extension period.
Presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived, except as specifically otherwise provided in paragraph 9 of the Agreement.
This note is being delivered under seal in, is intended to be performed in, shall be construed and enforceable in accordance with, and be governed by the internal laws of, the Commonwealth of Massachusetts without regard to principles of conflict of laws.
This note may be amended only an instrument in writing executed pursuant to the provisions of paragraph 13 of the Agreement.
GREEN  MOUNTAIN  POWER  CORPORATION

By:  ______________________________________
Title:  _____________________________________

                              GRIDGRID - TERM NOTE
                              ----
                                    TERM NOTE
                                    ---------

          Amount  of     Notation
Date     Amount  of  Loan     Principal  Repaid     Made  By
----     ----------------     -----------------     --------
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

                 EXHIBIT IEXHIBIT I - FORM OF TERM LOAN REQUEST
                 ---------
                            FORM OF TERM LOAN REQUEST
                            -------------------------

Fleet  National  Bank
100  Federal  Street
Boston,  Massachusetts  02110

Attention:  Francia  Castillo
            Telephone:  (617)  346-0626
            Telecopy:  (617)  346-0595

Re:   Fourth Amended and Restated Credit Agreement dated as of June 16, 2004, as further amended from time to time, by and among Green Mountain Power Corporation, the signatory Banks thereto and Fleet National Bank, as Agent (the "Agreement")

     Capitalized terms herein which are defined in the Agreement shall have the meanings therein defined.

     Pursuant to paragraph 2.16 of the Agreement, the Company hereby requests that you convert the aggregate outstanding principal of the Revolving Credit Loans in the amount of $______________ into Term Loans on June 15, 2005 (the "Term Loan Conversion Date"), such amount to bear interest based on the [Alternate Base Rate][LIBOR Rate] for a period of [Insert Duration of Interest Period].

     The Company hereby certifies that on the date hereof and on the Term Loan Conversion Date, and after giving effect to the Loans to be converted and/or continued:

     (a) The Company is and shall be in compliance with all the terms, covenants and conditions of the Agreement.

     (b) There exists and there shall exist no Event of Default under the Agreement.

(c) The Company represents and warrants that each of the material representations and warranties contained in the Agreement is and shall be true and correct in all material respects with the same force and effect as if made on and as of the date hereof and as of the Borrowing Date, except such representations and warranties as specifically refer to an earlier date;

     (d) No event has occurred or failed to occur, that has had or would reasonably be expected to have, either alone or in conjunction with all other such events and failures, a Material Adverse Effect since the date of the last Borrowing Date;

     (e) In the reasonable opinion of the undersigned, there is no event that is likely to occur or is likely to fail to occur, which would have or would reasonably be expected to have, either alone or in conjunction with all other such events and failures as have occurred or are likely to occur, a Material Adverse Effect; and

     (f) The VPSB has approved the occurrence of the Term Loan Conversion Date, or has determined that its consent is not required. A copy of such approval or determination is attached hereto.

      The Company hereby certifies that on the date hereof the Debt Rating of the Company is ____ according to Standard & Poor's Corporation and ______ according to Moody's Investor Service.

      The undersigned hereby certifies that he/she is the chief financial officer of the Company.

     IN WITNESS WHEREOF, the undersigned has caused this Notice of Conversion/Continuation and certification to be executed as of the date and year first above written.

                                    GREEN  MOUNTAIN  POWER  CORPORATION


                                    By:  ______________________________
     Title:  Chief  Financial  Officer

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